UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Griffin Institutional Access Credit Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices)

(310) 469.6100

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: December 31

Date of reporting period: January 1 - June 30, 2021

Item 1. Reports to Stockholders.

(a)

JUNE 30, 2021

Griffin Institutional Access® Credit Fund

Semi-Annual Report

ELECTRONIC REPORTS DISCLOSURE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.griffincapital.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper, free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 1.888.926.2688 or visit www.griffincapital.com/investor-login to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 1.888.926.2688 or visiting www.griffincapital.com/investor-login, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Table of Contents

Shareholder Letter	2
Portfolio Update	10
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	40
Consolidated Statement of Operations	42
Consolidated Statements of Changes in Net Assets	43
Consolidated Statement of Cash Flows	45
Consolidated Financial Highlights	46
Notes to Consolidated Financial Statements	57
Dividend Reinvestment Policy	73
Approval of Investment Advisor and Sub-Advisor Agreements	74
Additional Information	77
Service Providers	78
Privacy Notice	79

Actively managed by

Dear Fellow Shareholders,

We are pleased to present the semi-annual report for Griffin Institutional Access® Credit Fund (the “Fund”). We greatly appreciate the support of our shareholders and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. As of June 30, 2021, the Fund’s Class I shares (NASDAQ: CRDIX) generated1:

•	Trailing one-year return of 17.56%
•	Total cumulative return of 27.08% (5.80% annualized) since inception
•	Beta of 0.30 since inception

The Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—has continued to construct a well-diversified alternative credit portfolio. The portfolio composition is ultimately determined through both quantitative and qualitative fundamental analysis to determine the optimal mix of securities across global markets with the potential to deliver attractive risk-adjusted returns for investors.

Randy I. Anderson, Ph.D., CRE Chief Executive Officer Griffin Capital Asset Management Company, LLC Founding Partner Griffin Institutional Access Credit Fund

Portfolio Highlights as of June 30, 2021
6.27%	$641.99M	0.81
Q2 Annualized Distribution Rate (Class I Share)[2]	Total Investment Exposure[3]	Average Duration (Years)[4]

Investment Performance and Positioning5

Griffin Institutional Access Credit Fund delivered strong returns in the first half of 2021 gaining 5.49% (Class I Shares; NASDAQ: CRDIX) through June 30, 2021, outperforming the S&P/LSTA Leveraged Loan Index by 2.21% and ICE BAML US High Yield Index by 1.79%. The Fund also performed well over the trailing 12-month period ending June 30, 2021, during which it generated a total return of 17.56%.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance includes reinvestment of distributions and reflects management fees and other expenses. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Performance based on the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com.

All segments of the portfolio contributed positively to returns in the first half of 2021. The Fund’s bank loan and high-yield bond allocations outperformed their respective indices, driven primarily by selective B and CCC rated credits which have performed well in the current market environment. From an industry standpoint, the Fund’s exposure to Aerospace & Defense and Media were the top contributors to performance during the period, due in part to active management in the early stages of the pandemic. Benefiting from high income and price improvement, CLO mezzanine debt drove returns within the Fund’s structured credit allocation, providing a boost to overall performance during the period. The Fund’s direct lending portfolio was also accretive to returns during the period, performing in line with expectations and generating enhanced, stable income for the portfolio.

From a positioning perspective, we have increased the Fund’s exposure to higher spread structured credit assets and remain focused on potentially increasing the Fund’s direct lending allocation. Within structured credit, we increased the Fund’s CLO mezzanine debt allocation across U.S. and Europe and added exposure to hybrid CLO positions which generally offer attractive income and optionality in a rising rate environment. When compared to a traditional CLO, hybrid CLOs generally have increased flexibility to invest in both bonds and loans, typically utilize less leverage, and maintain fixed-rate liabilities, among other differences. In regard to the Fund’s direct lending portfolio, the Fund recently provided capital to a number of compelling companies across industries in the European market and we continue to diligence a robust pipeline. Lastly, within the Fund’s liquid credit portfolio we favor floating-rate corporate loans and continue to selectively trim exposure to high-yield bonds primarily in the CCC market where we have observed a substantial repricing.

Market and Outlook5

Alternative credit markets performed well in the first half of 2021. During the period, bank loans and high-yield bonds, as represented by the S&P/LSTA Leveraged Loan Index and ICE BAML US High Yield Index, returned 3.28% and 3.70%, respectively. After trailing for the first five months of 2021, high-yield bonds led bank loans through June 30, 2021, driven largely by receding inflation fears and a drop in interest rates late in the second quarter. From a quality perspective, CCC-rated credits outperformed in the first half of 2021 as some investors took on additional risk in search of yield. CCC loans and bonds have returned 10.51% and 7.25%, respectively, compared to BB loan and bond returns of 1.68% and 2.38%, respectively, year to date through June 30, 2021. Further, default rates continued to decline in the second quarter of 2021, ending June at 1.43% and 1.87% for loans and bonds, respectively. An increase of accessible capital and the wave of refinancing that occurred in the first half of the year have pushed maturity walls out, leading to a decline in default expectations moving forward.

We believe the economic backdrop remains favorable for alternative credit and we are observing opportunities across the asset class with the potential to generate excess return and income. While spreads have compressed broadly, we still see room for continued tightening in the near to medium term. Conversely, investment grade fixed income yields are challenged, and interest rate risk (duration) remains elevated. We continue to favor floating-rate exposure as we believe inflation risk and the generally positive economic trend may translate into higher interest rates in the future, though we do not believe this is a near-term risk. As of June 30, 2021, the Fund’s annualized distribution rate of 6.27% was 477 basis points higher than the yield of Bloomberg Barclays U.S. Aggregate Bond Index.6 For these reasons, we believe Griffin Institutional Access Credit Fund may be a compelling asset allocation solution for investors seeking enhanced income with limited duration risk. Overall, we are pleased with the Fund’s performance in 2021 and believe it is well positioned to deliver attractive risk-adjusted returns in the current environment.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

On behalf of the Fund’s management team, thank you for your investment and continued confidence in Griffin Institutional Access Credit Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Chief Executive Officer, Griffin Capital Asset Management Company, LLC

Founding Partner, Griffin Institutional Access Credit Fund

PORTFOLIO DIVERSIFICATION AS OF JUNE 30, 2021

Floating Rate Assets: 75.87%7 | Fixed Rate Assets: 24.13%7 | Senior Secured: 71.99%

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations, unless disclosed otherwise, are based on Total Investment Exposure and subject to change without notice.

SUB-ADVISER (UNAUDITED)

BCSF Advisors, LP [11]

Griffin Institutional Access Credit Fund is sub-advised by BCSF Advisors, LP, an SEC-registered investment adviser and affiliate of Bain Capital Credit, LP.

Bain Capital Credit, LP provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. Bain Capital Credit was formed in 1998 as the alternative credit investing arm of Bain Capital, one of the world’s premier alternative investment firms, with approximately $130 billion in assets under management. Bain Capital Credit invests across the full spectrum of alternative credit strategies, including bank loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans (special situations) and equities. With offices in Boston, Chicago, New York, London, Dublin, Lisbon, Madrid, Hong Kong, Guangzhou, Seoul, Mumbai, Melbourne, Singapore and Sydney, Bain Capital Credit has a global footprint with approximately $48 billion in assets under management.

ENDNOTES

1.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Fund inception was 4/3/2017. Data source: Morningstar Direct. Performance includes reinvestment of distributions and reflects management fees and other expenses. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Fund returns and distributions would have been lower had expenses, such as management fees, not been waived during the period. Beta calculation benchmark: Bloomberg Barclays U.S. Aggregate Bond Index. Class I shareholders do not pay a front-end sales charge/load. As of 6/30/2021, the Fund’s Class I shares had an annualized three-year return of 6.26%.
2.	Fund distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. Under GAAP, the composition of the Fund’s distribution on June 30, 2021 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. Historically, Fund distributions have only included income for tax purposes. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and record keeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice.
3.	Total Investment Exposure is equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage.
4.	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
5.	Represents the views of Bain Capital Credit and Griffin Capital view at the time of this letter and is subject to change. Data as of June 30, 2021. Source: JPM, unless otherwise noted. Leveraged bank loans represented by the S&P/LSTA Leveraged Loan Index (“LSTA”) and high-yield bonds represented by the ICE BAML US High Yield Index (“BAML”).
6.	Yield for Bloomberg Barclays U.S. Aggregate Bond Index is the yield to worst. Data source: Eaton Vance monthly Market Monitor, July 2021. Assets and securities contained within indices are different than the assets and securities contained in Griffin Institutional Access Credit Fund and will therefore have different risk and reward profiles. There are limitations when comparing the Griffin Institutional Access Credit Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. Fixed income risks include interest-rate and credit risk, bond values fluctuate in price so the value of your investment can go down depending on market conditions. The Fund’s investment in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund.
7.	Based on the Fund’s total market value exposure to debt securities.
8.	The Fund executes its direct lending strategy by investing primarily in middle-market opportunities in which the Fund and Sub-Adviser generally seek to originate and negotiate loans directly to sponsor-backed companies.
9.	Excludes Cash and Other Assets.
10.	Excludes Cash, Other Assets and Structured Credit. Based on Moody’s 35 Industry Categories (“Moody’s 35”).
11.	Firm-level AUM for Bain Capital is estimated and is presented as of December 31, 2020. Bain Capital Credit’s AUM is estimated as of January 1, 2021. Bain Capital Credit’s AUM includes its subsidiaries and credit vehicles managed by its Alternative Investment Fund Managers (AIFM) affiliate.

GLOSSARY (UNAUDITED)

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of a 1%, or 0.01%.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Duration: A measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.

High-Yield Bond: A bond issued by an issuer that is considered a credit risk by a Nationally Recognized Statistical Rating Organization, as indicated by a low bond rating (e.g., “Ba” or lower by Moody’s Investors Services, or “BB” or below by Standard & Poor’s Corporation). Because of this risk, a high-yield bond generally pays a higher return (yield) than a bond with an issuer that carries lower default risk. Also known as a “junk” bond.

Middle-Market Direct Lending: A form of lending in which non-bank lenders loan money to mid-sized or middle-market companies. Middle-market companies are typically defined as those with earnings before interest, taxes, depreciation and amortization (EBITDA) between $10 million and $150 million.

ICE Bank of America Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

S&P/LSTA Leveraged Loan Index: A daily total return index that uses mark-to-market pricing to calculate market value change. It tracks, on a real-time basis, the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

IMPORTANT DISCLOSURES (UNAUDITED)

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance includes reinvestment of distributions and reflects management fees and other expenses. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was April 3, 2017. On a purely voluntary basis, the Adviser currently waives Fund expenses in excess of 1.50% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time (the “Voluntary Waiver”). Previously, the Adviser had borne all of the operating expenses of the Fund and waived its entire management fee or a portion thereof. Without the Voluntary Waiver, expenses would have been higher and Fund returns would have been lower. The Voluntary Waiver is separate and apart from the contractual expense limitation and reimbursement agreement between the Adviser and the Fund that will extend until at least April 30, 2022 and under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.35% for Class I shares.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The use of leverage by the Fund will magnify the Fund’s gains or losses. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/ issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense waiver for any specified period of time. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

The Fund is advised by Griffin Capital Credit Advisor, LLC (“GCCA”). GCCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund is sub-advised by BCSF Advisors, LP (“BCSF”). BCSF is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. BCSF is an affiliate of Bain Capital Credit, LP. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This semi-annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic, credit and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in our prospectus, annual report and semi-annual report filed with the SEC.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. This material represents views as of the date of this publication and is subject to change without notice of any kind. Griffin Capital does not accept any liability for losses either direct or consequential caused by the use of this information.

Griffin Institutional Access Credit Fund	Portfolio Update
June 30, 2021 (Unaudited)

Performance (for the period ended June 30, 2021)

	6 Month	1 Year	3 Year	Since Inception****	Inception
Griffin Institutional Access Credit Fund - A - With Load*	-0.67%	10.87%	4.21%	4.36%	4/3/17
Griffin Institutional Access Credit Fund - A - Without Load	5.40%	17.65%	6.29%	5.84%	4/3/17
Griffin Institutional Access Credit Fund - C - With Load**	4.40%	16.65%	6.29%	5.83%	4/3/17
Griffin Institutional Access Credit Fund - C - Without Load	5.40%	17.65%	6.29%	5.83%	4/3/17
Griffin Institutional Access Credit Fund - I - NAV	5.40%	17.65%	6.29%	5.84%	4/3/17
Griffin Institutional Access Credit Fund - L - With Load***	0.91%	12.64%	4.75%	4.62%	9/5/17
Griffin Institutional Access Credit Fund - L - Without Load	5.40%	17.66%	6.28%	5.82%	9/5/17
Griffin Institutional Access Credit Fund - F - NAV	5.39%	17.69%	6.27%	5.78%	9/25/17
S&P/LSTA Leveraged Loan Index	3.28%	11.65%	4.39%	4.31%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C and Class I shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (i) at least through April 30, 2022 for Class A, Class C, Class I, and Class L shares, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and, (ii) for Class F shares, for so long as Class F shares are outstanding and the Adviser is the investment adviser to the Fund so that the total annual operating expenses of the Fund do not exceed 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. Without the waiver, the expenses would be 2.80%, 3.55%, 2.55%, 3.06%, and 2.55% for Class A, Class C, Class I, Class L and Class F, respectively per the Fund’s most recent prospectus dated April 30, 2021. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. Fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed. As of May 1, 2021, the Adviser waives Fund expenses in excess of 1.375% on a purely voluntary basis and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time (the “Voluntary Waiver”). Previously, the Adviser had borne all of the operating expenses of the Fund and waived its entire management fee or a portion thereof. Operating expenses absorbed by the Adviser during this voluntary period will be permanently waived. Without the Voluntary Waiver, expenses would have been higher and Fund returns and distributions would have been lower. The Voluntary Waiver is separate and apart from the contractual expense limitation and reimbursement agreement between the Adviser and the Fund that will extend until at least April 30, 2022. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Portfolio Update
June 30, 2021 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2021)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | June 30, 2021	11

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (79.51%)(b)

AEROSPACE & DEFENSE (6.50%)
Air Comm Corp. LLC Term Loan(c)	United States	3M US L + 6.50%	7.50%	06/30/25	$1,684,673	$1,701,520
Bleriot US Bidco, Inc., Second Lien Initial Term Loan	United States	3M US L + 8.50%	8.65%	10/29/27	198,113	199,434
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan	United States	3M US L + 3.50%	3.65%	04/06/26	960,972	937,548
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan	United States	3M US L + 3.50%	3.65%	04/06/26	516,648	504,055
Fairbanks Morse Defense, First Lien Initial Term Loan(d)	United States	3M US L + 4.75%	5.50%	06/02/28	752,287	755,112
Fairbanks Morse Defense, Second Lien Term Loan(c)	United States	3M US L + 8.25%	9.00%	06/15/29	1,434,252	1,441,423
Forming Machining Industries Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 4.25%	4.40%	10/09/25	683,579	626,329
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan(c)	United States	3M US L + 8.25%	8.40%	10/09/26	310,000	272,800
Jazz Acquisition, Inc., First Lien Initial Term Loan	United States	1M US L + 4.25%	4.35%	06/19/26	801,913	778,858
Jazz Acquisition, Inc., Second Lien Initial Term Loan	United States	1M US L + 8.00%	8.10%	06/18/27	1,058,702	950,185
Kellstrom Commercial Aerospace, Inc. - Initial Term Loan(c)	United States	3M US L + 5.50%	6.50%	07/01/25	2,271,945	2,112,909
Kellstrom Commercial Aerospace, Inc. - Revolver(c)(e)	United States	3M US L + 5.50%	6.50%	07/01/25	361,314	336,022
MB Aerospace Holdings II Corp., First Lien Initial Term Loan	United States	3M US L + 3.50%	4.50%	01/22/25	1,649,938	1,545,992
MRO Holdings, Inc., First Lien Initial Term Loan	United States	3M US L + 5.00%	5.15%	06/04/26	1,006,485	1,008,373
Nordam Group LLC, First Lien Initial Term Loan(c)	United States	1M US L + 5.50%	5.63%	04/09/26	1,105,821	1,067,117
Novaria Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	01/27/27	1,529,176	1,510,061
Peraton Corp., First Lien B Term Loan(d)	United States	1M US L + 3.75%	4.50%	02/01/28	1,630,917	1,638,501
Peraton Corp., Second Lien B-1 Term Loan(c)	United States	1M US L + 7.75%	8.50%	02/01/29	541,097	554,624
PICP Project Sprint Intermediate II LLC(c)(f)(g)	United States		23.00%	07/29/21	602,725	602,725
Salient CRGT, Inc., First Lien Initial Term Loan	United States	3M US L + 6.50%	7.50%	02/28/22	1,406,058	1,397,270
Sprint Intermediate Holding I Term Loan(c)(f)(g)	United States		16.00%	06/30/26	2,230,479	2,241,632
Turbocombustor Technology, Inc., First Lien Term Loan(c)(f)	United States	1M US L + 10.25%	11.25%	07/15/27	2,992,556	2,992,556
Vectra Co., First Lien Initial Term Loan(d)	United States	1M US L + 3.25%	3.35%	03/08/25	1,227,234	1,218,410
Wheels Up Partners LLC, First Lien Class A Notes Term Loan(c)	United States	3M US L + 6.50%	7.50%	03/01/24	244,617	244,617
Whitcraft LLC, First Lien Initial Term Loan(c)	United States	3M US L + 6.00%	7.00%	04/03/23	3,498,099	3,331,940
Whitcraft LLC, First Lien Revolving Term Loan(c)(e)	United States	L + 0.50%		04/03/23	158,575	151,042
WP CPP Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 3.75%	4.75%	04/30/25	2,591,872	2,543,922

See Notes to Consolidated Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
AEROSPACE & DEFENSE (continued)
WP CPP Holdings LLC, Second Lien Initial Term Loan(h)	United States	3M US L + 7.75%	8.75%	04/30/26		$1,267,182	$1,239,722
							33,904,699
AUTOMOTIVE (1.97%)
CST Buyer Company, First Lien Tranche B Term Loan(c)	United States	3M US L + 6.00%	7.00%	10/03/25		4,634,444	4,634,444
CST Buyer Company, Revolving Credit Facility Term Loan(c)(e)	United States	L + 0.50%		10/03/25		233,472	233,472
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan(d)	United States	3M US L + 4.00%	4.75%	05/04/28		1,894,846	1,903,268
Midas Intermediate Holdco II LLC, First Lien Closing Date Term Loan	United States	3M US L + 6.75%	7.50%	12/22/25		2,305,478	2,256,487
Truck Hero, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 3.75%	4.50%	01/31/28		399,418	399,994
Wheel Pros, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 4.50%	5.25%	05/11/28		838,498	841,869
							10,269,534
BANKING (0.06%)
Paysafe Group Holdings II, Ltd., First Lien Facility B1 Term Loan(c)(d)(h)	United States	L + 2.75%		06/09/28		328,867	327,634

BEVERAGE, FOOD, & TOBACCO (1.62%)
City Brewing Company LLC, First Lien Closing Date Term Loan(c)(d)	United States	3M US L + 3.50%	4.25%	04/05/28		509,676	512,861
Cookie Acquisition SAS, First Lien Facility B Term Loan(h)	France	L + 4.00%		02/15/27		€782,676	897,120
Froneri International, Ltd., First Lien Facility B1 Term Loan	United Kingdom	6M EUR L + 2.38%	2.38%	01/29/27		650,024	756,721
Froneri International, Ltd., First Lien Facility B2 Term Loan(d)	United Kingdom	1M US L + 2.25%	2.35%	01/29/27		$990,000	976,576
H-Food Holdings LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.69%	3.79%	05/23/25		1,526,614	1,519,340
K-Mac Holdings Corp., First Lien TL Term Loan(d)(h)	United States	L + 5.75%		06/10/28		281,616	282,584
K-Mac Holdings Corp., Second Lien Initial Term Loan	United States	PRIME + 5.75%	9.00%	03/16/26		1,002,890	1,011,665
Quidditch Acquisition, Inc., First Lien B Term Loan	United States	3M US L + 7.00%	8.00%	03/21/25		1,557,452	1,538,475
Sigma Holdco B.V., First Lien Facility B2 Term Loan(d)	Netherlands	6M US L + 3.00%	3.26%	07/02/25		982,169	962,403
							8,457,745
CAPITAL EQUIPMENT (5.69%)
10945048 Canada, Inc., Second Lien Term Loan(c)	Canada	3M CDOR + 8.00%	9.00%	09/21/26	CAD	1,585,500	1,279,042
ACProducts Holdings, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.25%	4.75%	05/17/28		$248,034	247,171
ASP Unifrax Holdings, Inc., First Lien EUR Term Loan	United States	3M EUR L + 3.75%	3.75%	12/12/25		€615,277	709,806
ASP Unifrax Holdings, Inc., First Lien USD Term Loan	United States	3M US L + 3.75%	3.90%	12/12/25		$1,471,055	1,455,726
ASP Unifrax Holdings, Inc., Second Lien Term Loan	United States	3M US L + 8.50%	8.62%	12/14/26		917,431	866,688

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	13

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CAPITAL EQUIPMENT (continued)
Avaya, Inc., First Lien Tranche B-2 Term Loan(d)	United States	1M US L + 4.00%	4.07%	12/15/27	$495,170	$497,027
Blackbird Purchaser, Inc., Second Lien Incremental Term Loan(c)	United States	3M US L + 8.50%	8.65%	04/08/27	1,418,860	1,376,294
C&D Technologies, Inc., First Lien B Term Loan	United States	1M US L + 5.75%	5.85%	12/20/25	1,704,570	1,690,363
Cohu, Inc., First Lien Initial B Term Loan(d)	United States	3M US L + 3.00%	3.17%	10/01/25	583,753	581,747
Crosby Group LLC, First Lien Initial Term Loan(d)	United States	1M US L + 4.75%	4.84%	06/26/26	871,402	869,358
Electronics for Imaging, Inc., First Lien Initial Term Loan	United States	1M US L + 5.00%	5.10%	07/23/26	1,226,956	1,172,424
Electronics for Imaging, Inc., Second Lien Initial Term Loan(c)	United States	1M US L + 9.00%	9.10%	07/23/27	2,057,305	1,800,142
Engineered Controls Intl, LLC, Term Loan(c)	United States	3M US L + 7.00%	8.50%	11/05/24	4,993,756	4,993,758
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No. 2 Term Loan(c)	United States	3M US L + 6.50%	7.25%	05/21/29	2,204,586	2,234,899
Excelitas Technologies Corp., First Lien Initial USD Term Loan(d)	United States	3M US L + 3.50%	4.50%	12/02/24	490,827	491,564
Groupe Solmax, Inc., First Lien Term Loan(d)(h)	United States	L + 4.75%		06/28/28	658,604	657,781
LEB Holdings , Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	4.50%	11/02/27	262,187	263,088
Logoplaste Parent SARL, First Lien Term Loan(c)(d)(h)	Luxembourg	L + 4.25%		04/21/28	522,193	525,457
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.75%	4.75%	10/19/27	419,169	421,397
Ohio Transmission Corporation, Term Loan(c)	United States	3M US L + 8.50%	8.65%	04/09/27	1,961,592	1,902,744
Rackspace Technology Global, Inc., First Lien 2021 B Term Loan(d)	United States	3M US L + 2.75%	3.50%	02/15/28	1,486,989	1,480,773
Shape Technologies Group, Inc., First Lien Initial Term Loan	United States	1M US L + 3.00%	3.10%	04/21/25	1,699,280	1,585,785
Watlow Electric Manufacturing Company, First Lien Initial Term Loan(d)	United States	3M US L + 4.00%	4.50%	03/02/28	670,749	673,265
WireCo WorldGroup, Inc., First Lien Initial Term Loan	United States	3M US L + 5.00%	6.00%	09/29/23	1,874,567	1,878,748
						29,655,047
CHEMICALS, PLASTICS, & RUBBER (2.42%)
AI PLEX AcquiCo GmbH, First Lien Facility B Term Loan(d)	United States	6M US L + 4.75%	4.98%	07/31/26	476,743	478,233
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan(d)	United States	3M US L + 4.75%	5.50%	08/27/26	1,935,427	1,966,181
ASK Chemicals GmbH, First Lien Facility B Term Loan	Germany	6M EUR L + 5.50%	5.50%	05/12/23	€1,000,000	1,073,848
ASP Chromaflo Intermediate Holdings, Inc., First Lien Initial Tranche B-1 Term Loan(c)(d)	United States	1M US L + 3.50%	4.50%	11/20/23	$214,314	214,582
ASP Chromaflo Intermediate Holdings, Inc., First Lien Initial Tranche B-2 Term Loan(c)(d)	United States	1M US L + 3.50%	4.50%	11/20/23	279,608	279,957

See Notes to Consolidated Financial Statements.
14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS, PLASTICS, & RUBBER (continued)
CPC Acquisition Corp., First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	4.50%	12/29/27	$491,961	$491,732
CPC Acquisition Corp., Second Lien Initial Term Loan	United States	3M US L + 7.75%	8.50%	12/29/28	924,085	931,016
LSF11 Skyscraper Holdco SARL, First Lien Facility B3 Term Loan(c)(d)	Luxembourg	6M US L + 3.50%	4.25%	09/29/27	654,281	656,735
Nouryon Finance B.V., First Lien Initial Dollar Term Loan(d)	United States	1M US L + 2.75%	3.13%	10/01/25	1,652,339	1,642,359
Plaskolite PPC Intermediate II LLC, First Lien 2021-1 Refinancing Term Loan(d)	United States	3M US L + 4.00%	4.75%	12/15/25	678,735	682,661
Sparta U.S. HoldCo LLC, First Lien Term Loan(d)(h)	United States	L + 3.50%		04/28/28	357,582	358,476
V Global Holdings LLC, First Lien Initial Term Loan(c)	United States	1M US L + 6.00%	7.00%	12/22/27	2,291,133	2,291,133
V Global Holdings LLC, Revolving Credit(c)(e)	United States	L + 6.00%		12/22/25	371,009	371,009
Venator Finance SARL, First Lien Initial Term Loan(d)	Luxembourg	1M US L + 3.00%	3.10%	08/08/24	1,178,344	1,171,716
						12,609,638
CONSTRUCTION & BUILDING (2.29%)
Aegion Corp., First Lien Initial Term Loan(d)	United States	3M US L + 4.75%	5.50%	05/17/28	532,316	538,969
Crown Subsea Communications Holding, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 5.00%	5.75%	04/27/27	897,056	905,278
LSF10 XL Bidco S.C.A, TL(h)	Luxembourg	L + 4.25%		03/31/28	€1,500,000	1,774,735
Playpower, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 5.50%	5.65%	05/08/26	$1,870,332	1,863,318
Recess Holdings, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	4.75%	09/30/24	1,989,691	1,983,224
Sequa Mezzanine Holdings LLC, First Lien Extended Term Loan	United States	3M US L + 6.75%	7.75%	11/28/23	2,368,041	2,389,744
TAMKO Building Products LLC, First Lien Initial Term Loan(d)	United States	3M US L + 3.00%	3.12%	05/29/26	109,034	108,967
Wilsonart LLC, First Lien Tranche E Term Loan(d)	United States	3M US L + 3.50%	4.50%	12/31/26	1,339,348	1,340,661
Yak Access LLC, Second Lien Initial Term Loan	United States	3M US L + 10.00%	10.13%	07/10/26	1,250,000	1,031,250
						11,936,146
CONSUMER GOODS: DURABLE (2.23%)
Amer Sports Holding Oy, First Lien Facility B Term Loan	Finland	3M EUR L + 4.50%	4.50%	03/30/26	€812,416	965,007
Auris Luxembourg III SARL, First Lien Facility B1A Term Loan	Denmark	6M EUR L + 4.00%	4.00%	02/27/26	795,720	938,168
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan(d)	Denmark	1M US L + 3.75%	3.85%	02/27/26	$1,127,948	1,117,627
Conair Holdings LLC, First Lien Initial Term Loan(d)	United States	3M US L + 3.75%	4.25%	05/17/28	593,753	595,757
Harbor Freight Tools USA, Inc., First Lien Initial (2020) Retired 07/01/2021 Term Loan(d)	United States	1M US L + 3.00%	3.75%	10/19/27	2,136,474	2,139,561
Illuminate Merger Sub Corp. TL 1L(d)(h)	United States	L + 3.50%		06/30/28	518,888	516,293
New Milani Group LLC, First Lien Term Loan(c)	United States	3M US L + 6.50%	7.50%	06/06/24	776,000	717,800

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	15

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSUMER GOODS: DURABLE (continued)
TLC Purchaser, Inc. Delayed Draw Term Loan(c)(e)	United States	L + 0.50%		10/13/25	$623,197	$565,551
TLC Purchaser, Inc. Revolver Loan(c)(e)	United States	3M US L + 4.75%	8.00%	10/13/25	778,763	706,727
TLC Purchaser, Inc. Term Loan B(c)	United States	3M US L + 5.75%	6.75%	10/13/25	3,691,150	3,349,718
						11,612,209
CONSUMER GOODS: NON-DURABLE (0.90%)
ABG Intermediate Holdings 2 LLC, First Lien 2021 Refinancing Term Loan(d)	United States	1M US L + 3.25%	4.00%	09/27/24	237,941	238,073
FL Hawk Intermediate Holdings, Inc. Term Loan(c)	United States	3M US L + 9.00%	10.00%	08/22/28	924,225	914,983
Kronos Acquisition Holdings, Inc., First Lien Tranche B-1 Term Loan(d)	Canada	3M US L + 3.75%	4.25%	12/22/26	667,217	663,394
New Era Cap Co., Inc., First Lien A Term Loan(c)	United States	3M US L + 6.50%	7.50%	09/10/23	1,758,274	1,758,274
Plaze, Inc., First Lien 2021-1 Term Loan(d)	United States	1M US L + 3.75%	4.50%	08/03/26	621,875	623,625
Plaze, Inc., First Lien Initial Term Loan(c)(d)	United States	1M US L + 3.50%	3.60%	08/03/26	492,500	486,344
						4,684,693
CONTAINERS, PACKAGING, & GLASS (1.60%)
Anchor Packaging LLC, First Lien Initial Term Loan(c)(d)	United States	1M US L + 4.00%	4.10%	07/18/26	509,029	510,301
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan(d)	United States	3M US L + 3.50%	4.00%	03/02/28	28,881	28,791
Jadex, Inc., First Lien 2021 Refinancing Term Loan(c)(d)	United States	1M US L + 4.75%	5.50%	02/18/28	1,286,271	1,286,271
Mauser Packaging Solutions Holding Company, First Lien Initial Term Loan(d)(f)	United States	1M US L + 3.25%	3.35%	04/03/24	1,614,237	1,578,296
Pro Mach Group, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 2.75%	2.85%	03/07/25	2,312,960	2,283,806
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan(d)	United States	2M US L + 3.75%	4.50%	11/03/25	647,052	647,618
Technimark LLC, First Lien Term Loan(d)(h)	United States	L + 3.75%		06/30/28	376,530	374,647
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan(d)	United States	6M US L + 3.25%	3.75%	03/03/28	865,087	859,901
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan(d)(e)	United States	6M US L + 3.25%	3.27%	03/03/28	194,584	193,417
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan(d)	United States	3M US L + 3.00%	4.00%	10/17/24	553,528	552,374
						8,315,422
ENERGY: OIL & GAS (0.60%)
AMH Litigation Trust Initial Loan(c)(m)	United States			06/06/25	1,044	1,044
BlackBrush Oil & Gas LP, First Lien Term Loan(c)(f)	United States	3M US L + 7.00%	8.00%	09/01/25	819,196	819,196
Lower Cadence Holdings LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	4.10%	05/22/26	890,062	885,692
Oxbow Carbon LLC, First Lien Term Loan(d)	United States	1M US L + 4.25%	5.00%	10/19/25	1,430,799	1,432,587
						3,138,519
ENVIRONMENTAL INDUSTRIES (0.09%)
WIN Waste Innovations Holdings, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 2.75%	3.25%	03/24/28	465,447	465,349

See Notes to Consolidated Financial Statements.
16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FIRE: FINANCE (2.02%)
Advisor Group Holdings, Inc., First Lien B-1 Term Loan(d)	United States	1M US L + 4.50%	4.60%	07/31/26	$1,664,267	$1,669,934
Cast & Crew Payroll LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.75%	3.85%	02/09/26	741,462	738,452
Claros Mortgage Trust, Inc., First Lien Initial Term Loan(c)(d)	United States	1M US L + 5.00%	6.00%	08/09/26	2,057,833	2,068,122
DRW Holdings LLC, First Lien Initial Term Loan(d)(h)	United States	1M US L + 3.75%	3.85%	03/01/28	1,123,282	1,122,580
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.00%	4.16%	02/18/27	312,406	313,343
HighTower Holdings LLC, Delayed Draw Term Loan(d)(e)	United States	L + 3.75%		04/16/28	127,316	127,767
HighTower Holdings LLC, First Lien Initial Term Loan(d)	United States	3M US L + 4.00%	4.75%	04/21/28	509,266	511,069
Hudson River Trading LLC, First Lien Term Loan(d)	United States	1M US L + 3.00%	3.10%	03/20/28	1,985,289	1,981,567
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan(d)	Ireland	3M US L + 4.75%	4.92%	04/01/28	1,976,506	1,987,623
						10,520,457
FIRE: INSURANCE (0.80%)
Hub International, Ltd., First Lien Initial Term Loan(d)	United States	3M US L + 2.75%	2.93%	04/25/25	1,640,144	1,623,890
Tempo Acquisition LLC, First Lien Extended Term Loan(d)	United States	1M US L + 3.25%	3.35%	11/02/26	1,490,168	1,493,894
World Insurance Associates, LLC, Delayed Draw Term Loan(c)(e)	United States	1M US L + 5.75%	6.75%	04/01/26	733,179	725,847
World Insurance Associates, LLC, Revolving, Revolving Term Loan(c)(e)	United States	L + 5.75%		04/01/26	81,464	79,835
World Insurance Associates, LLC, Term Loan(c)	United States	3M US L + 5.75%	6.75%	04/01/26	276,499	270,969
						4,194,435
FIRE: REAL ESTATE (0.60%)
RealPage, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 3.25%	3.75%	04/24/28	1,286,004	1,283,677
Strand Court Limited, Facility A Tranche 4(c)	United Kingdom	3M EUR L + 6.75%	7.25%	02/13/23	€340,216	400,385
Strand Court Limited, Facility A Tranche 5(c)	United Kingdom	3M EUR L + 6.75%	7.25%	02/13/23	240,148	282,619
Strand Court Limited, Facility A Tranche 6(c)	United Kingdom	3M EUR L + 6.75%	7.25%	02/13/23	1,020,408	1,185,747
						3,152,428
FOREST PRODUCTS & PAPER (0.39%)
Solenis Holdings LLC, First Lien Initial Dollar Term Loan(d)	United States	3M US L + 4.00%	4.14%	06/26/25	$14,530	14,546
Solenis Holdings LLC, Second Lien Initial Dollar Term Loan	United States	3M US L + 8.50%	8.64%	06/26/26	2,036,269	2,043,650
						2,058,196
HEALTHCARE & PHARMACEUTICALS (8.05%)
AEA Holdings SARL(c)(f)	Luxembourg	6M US L + 10.75%	10.25%	11/17/24	2,525,512	2,525,512
Amneal Pharmaceuticals LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.50%	3.63%	05/04/25	1,218,385	1,198,586
athenahealth, Inc., First Lien B-1 Term Loan(d)	United States	3M US L + 4.25%	4.41%	02/11/26	2,174,094	2,182,932

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	17

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
Bausch Health Companies, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 3.00%	3.10%	06/02/25	$1,497,861	$1,493,090
Bayou Intermediate II LLC, First Lien B Term Loan(d)(h)	United States	L + 4.50%		05/13/28	573,219	575,369
Chip Holdco, Ltd., First Lien B Term Loan(c)	United Kingdom	6M US L + 4.75%	4.92%	07/11/25	961,318	951,704
Curium BidCo SARL, First Lien Additional Senior Facility Term Loan(c)(d)	Luxembourg	3M US L + 4.25%	5.00%	10/27/27	698,087	700,704
Curium BidCo SARL, Second Lien 2nd Lien TL Term Loan(c)	Luxembourg	3M US L + 7.75%	8.50%	10/27/28	811,462	827,691
Endo Luxembourg Finance Company I SARL, First Lien 2021 Term Loan(d)	United States	3M US L + 5.00%	5.75%	03/27/28	1,012,668	980,076
Envision Healthcare Corp., First Lien Initial Term Loan	United States	1M US L + 3.75%	3.85%	10/10/25	1,338,874	1,150,595
eResearchTechnology, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 4.50%	5.50%	02/04/27	2,235,137	2,248,067
Genesis Care Finance Pty, Ltd., First Lien Facility B4 Term Loan	United States	3M EUR L + 4.75%	4.75%	05/14/27	€561,618	668,851
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan(d)(h)	United States	3M US L + 5.00%	6.00%	05/14/27	$938,189	938,189
Golden State Buyer, Inc., First Lien Initial Term Loan(c)(d)	United States	1M US L + 4.75%	5.50%	06/21/26	2,586,239	2,586,239
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan(d)	United States	1M US L + 3.50%	4.00%	05/05/28	816,535	820,042
Mendel Bidco, Inc., Term Loan(c)	Spain	3M US L + 4.50%	4.65%	06/17/27	2,715,805	2,715,805
Mertus 522. GmbH, Acquisition/Capex Facility(c)	Germany	6M EUR L + 6.25%	6.25%	05/28/26	€467,970	549,345
Mertus 522. GmbH, Facility B(c)	Germany	6M EUR L + 6.25%	6.25%	05/28/26	800,751	939,993
Milano Acquisition Corp., First Lien B Term Loan(d)	United States	3M US L + 4.00%	4.75%	10/01/27	$1,441,628	1,448,836
National Mentor Holdings, Inc., First Lien Delayed Term Loan(d)(e)	United States	L + 3.75%		03/02/28	86,662	86,909
National Mentor Holdings, Inc., First Lien Initial C Term Loan(d)	United States	3M US L + 3.75%	3.75%	03/02/28	57,155	57,317
National Mentor Holdings, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 3.75%	4.50%	03/02/28	1,838,004	1,843,233
National Mentor Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.25%	8.00%	03/02/29	1,609,442	1,637,607
Option Care Health, Inc., First Lien B Term Loan(d)	United States	1M US L + 3.75%	3.85%	08/06/26	958,570	960,367
Organon & Co., First Lien Dollar Term Loan(d)	United States	6M US L + 3.00%	3.50%	06/02/28	1,143,389	1,146,013
Padagis LLC, First Lien B Term Loan(h)	United States	L + 4.75%		06/30/28	1,066,474	1,055,809
Parexel International Corp., First Lien Initial Term Loan(d)	United States	1M US L + 2.75%	2.85%	09/27/24	2,583,922	2,572,824
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan(d)	United States	1M US L + 3.25%	4.00%	03/10/28	343,838	343,247
Radnet Management, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.25%	4.00%	04/23/28	658,047	658,869
Revint Intermediate II LLC, First Lien Initial Term Loan(d)	United States	1M US L + 5.00%	5.75%	10/15/27	1,132,196	1,143,167
Sunmed Group Holdings, LLC, Revolver(c)(e)	United States	L + 5.75%		06/16/27	137,842	135,430
Sunmed Group Holdings, LLC, Term Loan(c)	United States	3M US L + 5.75%	6.50%	06/16/28	2,081,364	2,044,940

See Notes to Consolidated Financial Statements.
18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.00%	4.00%	06/23/24	$399,527	$397,310
Upstream Rehabilitation, Inc., Second Lien Term Loan(c)	United States	1M US L + 8.50%	8.60%	10/24/27	456,140	449,298
US Radiology Specialists, Inc., First Lien Closing Date Term Loan(d)	United States	3M US L + 5.50%	6.25%	12/15/27	1,785,665	1,799,058
Verscend Holding Corp., First Lien B-1 Term Loan(d)	United States	1M US L + 4.00%	4.09%	08/27/25	107,312	107,734
						41,940,758
HIGH TECH INDUSTRIES (8.79%)
AMI US Holdings Inc. Revolver Loan(c)(h)	United States	1M US L + 5.50%	5.59%	04/01/24	145,361	145,361
AMI US Holdings Inc. Term Loan(c)	United States	1M US L + 5.50%	6.50%	04/01/25	1,082,621	1,082,621
AppLovin Corp., First Lien Initial Term Loan(d)	United States	1M US L + 3.25%	3.35%	08/15/25	1,463,974	1,463,769
Appriss Health LLC, First Lien Initial Term Loan(c)	United States	2M US L + 7.25%	8.25%	05/06/27	988,075	968,314
Appriss Health LLC, First Lien Revolving Credit Term Loan(c)(e)	United States	L + 7.25%		05/06/27	65,875	64,558
Australian Technology LTD, 2021 Term Loan(c)	Australia	3M BBSY + 5.75%	6.75%	09/12/24	AUD3,519,663	2,665,972
Barracuda Networks, Inc., Second Lien 2nd Lien Term Loan	United States	3M US L + 6.75%	7.50%	10/30/28	$532,670	544,157
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan(d)	United States	1M US L + 3.75%	3.85%	10/02/25	1,827,384	1,819,215
BTM Comms Jersey Limited(c)	Israel	6M US L + 6.00%	6.50%	05/12/28	1,509,000	1,463,730
Cardinal Parent, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.50%	5.25%	11/12/27	753,949	755,996
CB Nike Intermediateco Ltd. Closing Date Term Loan(c)	Israel	3M US L + 4.75%	5.75%	10/31/25	2,449,000	2,449,000
CB Nike Intermediateco Ltd. Revolver Loan(c)(e)	Israel	L + 0.50%		10/31/25	310,000	310,000
Cornerstone OnDemand, Inc., First Lien 2021 Refinancing Term Loan(d)	United States	1M US L + 3.25%	3.34%	04/22/27	298,999	299,326
DCert Buyer, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 4.00%	4.10%	10/16/26	685,966	687,681
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	United States	1M US L + 7.00%	7.10%	02/19/29	1,403,693	1,420,074
Digital Media Solutions LLC, First Lien Initial Term Loan	United States	1M US L + 5.00%	5.75%	04/26/28	855,864	851,940
Drilling Info Holdings, Inc., First Lien Initial Term Loan(c)	United States	1M US L + 4.25%	4.35%	07/30/25	2,010,006	1,984,881
Endurance International Group Holdings, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.50%	4.25%	02/10/28	567,378	565,721
Ensemble RCM LLC, First Lien Closing Date Term Loan(d)	United States	3M US L + 3.75%	3.94%	08/03/26	1,235,368	1,237,684
Epicor Software Corp., First Lien C Term Loan(d)	United States	1M US L + 3.25%	4.00%	07/30/27	1,041,240	1,041,339
Epicor Software Corp., Second Lien Initial Term Loan	United States	1M US L + 7.75%	8.75%	07/31/28	352,503	365,172
Everest Bidco SAS, First Lien Facility B Term Loan	France	3M EUR L + 3.25%	3.25%	07/04/25	€947,437	1,100,015

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	19

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Everest Bidco SAS, Second Lien Term Loan(c)	France	3M GBP L + 7.50%	8.50%	07/03/26	£378,378	$523,410
Helios Software Holdings, Inc., First Lien Initial Dollar (2021) Term Loan(d)	Luxembourg	3M US L + 3.75%	3.92%	03/11/28	$1,252,594	1,254,749
IGT Holding IV AB, First Lien Facility B2 Term Loan(c)(d)(h)	Sweden	L + 3.75%		03/23/28	968,447	973,289
Informatica LLC, First Lien Dollar 2020 Term Loan(d)	United States	1M US L + 3.25%	3.35%	02/25/27	987,500	983,012
Ivanti Software, Inc., First Lien First Amendment Term Loan(d)	United States	3M US L + 4.00%	4.75%	12/01/27	557,537	555,912
Ivanti Software, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.75%	5.75%	12/01/27	969,847	972,742
LTI Holdings, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 3.50%	3.60%	09/06/25	2,969,493	2,934,096
MA FinanceCo. LLC, First Lien Tranche B-3 Term Loan(d)	United States	1M US L + 2.75%	2.85%	06/21/24	70,153	69,539
Magenta Buyer LLC, First Lien Term Loan(d)(h)	United States	L + 5.00%		05/03/28	1,036,031	1,036,938
MRI Software LLC, Delayed Draw Term Loan(c)(e)(f)	United States	L + 1.00%		02/10/26	63,933	63,933
MRI Software LLC, First Lien Closing Date Term Loan(c)(f)	United States	3M US L + 5.50%	6.50%	02/10/26	2,215,990	2,215,990
MRI Software LLC, First Lien Revolving Term Loan(c)(e)	United States	L + 5.50%		02/10/26	155,944	155,944
Oneshield, Inc., Revolver Loan(c)(e)	United States	L + 0.50%		09/09/26	115,942	115,942
Oneshield, Inc., Term Note(c)	United States	3M US L + 9.00%	10.00%	09/09/26	1,304,348	1,317,391
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan(d)	United States	1M US L + 4.00%	4.11%	04/26/24	271,396	272,122
Proofpoint, First Lien Term Loan(d)(h)	United States	L + 3.25%		06/09/28	1,014,610	1,010,177
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan(d)	United States	1M US L + 4.00%	4.75%	12/17/27	330,962	333,582
Seattle SpinCo, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 2.75%	2.85%	06/21/24	473,762	469,616
SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan(d)	United States	1M US L + 2.75%	2.85%	02/05/24	1,989,638	1,966,220
Surf Holdings SARL, First Lien Dollar Tranche Term Loan(d)	United States	3M US L + 3.50%	3.68%	03/05/27	316,211	314,532
Symplr Software, Inc., First Lien Initial 2020 Term Loan(d)	United States	3M US L + 4.50%	5.25%	12/22/27	890,701	892,816
Utimaco Management GMBH, Facility C1(c)	Germany	3M EUR L + 4.25%	4.25%	08/09/27	€2,786,275	3,303,818
Vision Solutions, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.25%	5.00%	04/24/28	$814,480	814,887
						45,837,183
HOTEL, GAMING, & LEISURE (2.99%)
Aimbridge Acquisition Co., Inc., First Lien 2021 Term Loan	United States	1M US L + 4.75%	5.50%	02/02/26	141,252	141,664
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan	United States	1M US L + 3.75%	3.85%	02/02/26	1,186,437	1,162,216
Aristocrat Leisure, Ltd., First Lien Initial Term Loan(d)	Australia	3M US L + 3.75%	4.75%	10/19/24	279,070	279,942

See Notes to Consolidated Financial Statements.
20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HOTEL, GAMING, & LEISURE (continued)
Caesars Resort Collection LLC, First Lien B Term Loan(d)	United States	1M US L + 2.75%	2.85%	12/23/24	$1,846,474	$1,832,875
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan	United States	3M US L + 4.00%	4.19%	03/29/24	3,966,424	3,675,565
Compass III, Ltd., First Lien Facility B2 Term Loan	Netherlands	6M EUR L + 4.25%	4.25%	05/09/25	€671,493	796,221
HNVR Holdco, Ltd., First Lien Facility C Term Loan	United Kingdom	6M EUR L + 4.50%	4.50%	09/12/27	1,353,619	1,467,786
Hurtigruten Group AS, First Lien Term Loan	Norway	6M EUR L + 8.00%	8.00%	06/11/23	953,443	1,111,702
IRB Holding Corp., First Lien 2020 Replacement B Term Loan(d)	United States	3M US L + 2.75%	3.75%	02/05/25	$1,179,352	1,178,733
J & J Ventures Gaming LLC, First Lien Initial Term Loan(c)(d)	United States	1M US L + 4.00%	4.75%	04/26/28	426,415	428,547
Raptor Acquisition Corp., First Lien B Term Loan(d)(h)	Canada	L + 4.00%		11/01/26	249,457	250,184
Scientific Games International, Inc., First Lien Initial B-5 Term Loan(d)	United States	1M US L + 2.75%	2.85%	08/14/24	2,263,965	2,250,449
Whatabrands LLC, First Lien 2020 Refinancing Term Loan(d)	United States	1M US L + 2.75%	2.83%	07/31/26	1,033,776	1,030,545
						15,606,429
MEDIA: ADVERTISING, PRINTING & PUBLISHING (1.37%)
Cambium Learning Group, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.50%	5.25%	12/18/25	643,770	648,196
Castle US Holding Corp., First Lien Initial Dollar Term Loan(d)	United States	3M US L + 3.75%	3.90%	01/29/27	991,649	981,346
Cimpress plc, First Lien Tranche B-1 Term Loan(d)	Ireland	3M US L + 3.50%	4.00%	05/17/28	525,796	524,810
CMI Marketing, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 4.75%	5.50%	03/23/28	1,251,911	1,250,353
Constant Contact, Inc. Delayed Term Loan, First Lien Term Loan(c)(d)(e)	United States	L + 4.00%		02/10/28	423,274	422,745
Constant Contact, Inc., First Lien Initial Term Loan(c)(d)	United States	3M US L + 4.00%	4.75%	02/10/28	1,575,520	1,573,550
Liftoff Mobile, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.50%	4.25%	03/17/28	526,926	527,037
Magnite, Inc., Term Loan(d)	United States	3M US L + 5.00%	5.75%	04/01/28	480,577	480,577
Vungle, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 5.50%	5.60%	09/30/26	755,093	758,397
						7,167,011
MEDIA: BROADCASTING & SUBSCRIPTION (1.64%)
Altice Financing S.A., First Lien March 2017 Refinancing Term Loan(d)	Luxembourg	3M US L + 2.75%	2.93%	07/15/25	958,622	943,759
Altice Financing S.A., First Lien October 2017 USD Term Loan(d)	Luxembourg	3M US L + 2.75%	2.90%	01/31/26	691,051	680,340
E.W. Scripps Company, First Lien Tranche B-3 Term Loan(d)	United States	1M US L + 3.00%	3.75%	01/07/28	428,958	429,316
Radiate HoldCo LLC, First Lien B Term Loan(d)	United States	1M US L + 3.50%	4.25%	09/25/26	875,516	877,415
Univision Communications, Inc., First Lien B Term Loan(d)(h)	United States	L + 3.25%		05/05/28	823,293	821,581
Virgin Media Ireland, Ltd., First Lien Facility B1 Term Loan(h)	United Kingdom	L + 3.50%		06/17/29	€893,224	1,055,579
Vital Holdco Limited, Facility B1(c)	United Kingdom	3M US L + 5.25%	6.25%	05/29/26	$2,946,432	2,946,432

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	21

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
MEDIA: BROADCASTING & SUBSCRIPTION (continued)
Vital Holdco Limited, Facility B2(c)	United Kingdom	3M EUR L + 5.25%	5.25%	05/29/26		€659,780	$782,332
							8,536,754
MEDIA: DIVERSIFIED & PRODUCTION (4.38%)
9 Story Media Group Inc. CAD, First Lien Term Loan(c)	Canada	3M CDOR + 5.50%	6.25%	04/30/26	CAD	1,727,490	1,393,587
9 Story Media Group Inc. Euro, First Lien Term Loan(c)	Canada	3M EUR L + 5.25%	5.25%	04/30/26 €		772,599	916,107
9 Story Media Group Inc. Revolver, First Lien Term Loan(c)(e)	Canada	1M CDOR + 5.50%	6.25%	04/30/26	CAD	895,604	722,494
Aptus 1724. GmbH Capex and Acquisition Facility(c)	Germany	1M US L + 6.25%	6.50%	02/23/28		$941,323	941,323
Aptus 1724. GmbH Facility B(c)	Germany	3M EUR L + 6.00%	6.25%	02/23/28		€2,462,373	2,919,752
Crown Finance US, Inc., First Lien Initial B- 1 Term Loan(f)(g)	United Kingdom		15.25%	05/23/24		$272,434	344,386
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan(f)	United Kingdom	3M US L + 2.50%	3.50%	02/28/25		4,057	3,585
Getty Images, Inc., First Lien Initial Dollar Term Loan(d)	United States	1M US L + 4.50%	4.63%	02/19/26		989,738	990,356
Getty Images, Inc., First Lien Initial Euro Term Loan	United States	1M EUR L + 5.00%	5.00%	02/19/26		€290,568	344,455
Indy US Bidco LLC, First Lien Tranche B-1 Term Loan(d)	United States	1M US L + 4.00%	4.08%	03/06/28		$662,819	664,890
International Entertainment Investments, Ltd., First Lien C1 Term Loan(c)	United Kingdom	6M GBP L + 4.75%	7.35%	05/31/23		£620,998	859,025
International Entertainment Investments, Ltd., First Lien C2 Term Loan(c)	United Kingdom	6M GBP L + 4.75%	7.35%	05/31/23		382,153	528,631
MH Sub I LLC, First Lien 2020 June New Term Loan(d)	United States	1M US L + 3.75%	4.75%	09/13/24		$307,091	308,147
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan(d)	United States	1M US L + 3.50%	3.60%	09/13/24		1,677,669	1,672,661
MH Sub I LLC, Second Lien 2021 Replacement Term Loan	United States	1M US L + 6.25%	6.35%	02/23/29		1,465,563	1,490,756
National CineMedia LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	5.00%	06/20/25		1,205,681	1,157,755
National CineMedia LLC, First Lien Term Loan(c)	United States	3M US L + 8.00%	9.00%	12/20/24		1,641,190	1,678,117
Recorded Books, Inc., First Lien 2021 Replacement Term Loan(d)(h)	United States	1M US L + 4.00%	4.08%	08/29/25		1,891,096	1,895,824
Tech 6, First Lien Tranche 1(f)	France	3M EUR L + 6.00%	6.00%	06/30/24		€282,512	376,235
Tech 6, First Lien Tranche 2(c)(f)	France	6M EUR L + 6.00%	6.00%	06/30/24		332,576	437,729
Technicolor USA, Inc., First Lien Tranche 1 Term Loan(f)	France	6M EUR L + 3.00%	3.00%	12/31/24		854,402	987,271
Technicolor USA, Inc., US New Money Loan(f)	France	6M US L + 12.00%	12.24%	06/30/24		$242,648	270,310
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan	United States	1M US L + 2.75%	2.86%	05/18/25		1,936,296	1,905,441
							22,808,837
METALS & MINING (0.32%)
American Consolidated Natural Resources, Inc., First Priority Term Loan(f)	United States	3M US L + 16.00%	17.00%	09/16/25		769,009	771,893

See Notes to Consolidated Financial Statements.
22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
METALS & MINING (continued)
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	08/28/26		$904,202	$904,486
							1,676,379
RETAIL (3.15%)
Ascena Retail Group, Inc., First Lien Tranche B Term Loan(i)	United States	1M US L + 4.50%	5.25%	08/21/22		1,435,369	61,470
Eyemart Express LLC, First Lien Term Loan(d)	United States	1M US L + 3.00%	4.00%	08/04/24		1,078,588	1,078,588
Financiere Abra SAS, Second Lien Facility Term Loan	France	1M EUR L + 8.00%	8.00%	10/23/26		€500,000	590,650
Hunkemoller B.V., First Lien Term Loan	Netherlands	6M EUR L + 4.50%	4.50%	02/10/23		1,714,286	1,824,865
L1R HB Finance, Ltd., First Lien Facility B1 Term Loan(h)	United Kingdom	3M US L + 5.25%	5.33%	09/02/24		£3,000,000	4,019,462
MED ParentCo LP, First Lien Initial Term Loan(d)(h)	United States	1M US L + 4.25%	4.35%	08/31/26		$1,355,873	1,359,107
New Look Vision Group, Inc., First Lien Canadian Delayed Draw Term Loan(c)(e)	Canada	3M US L + 5.50%	6.50%	05/24/27	CAD	986,000	789,452
New Look Vision Group, Inc., First Lien Canadian Revolving Term Loan(c)(e)	Canada	1M CDOR + 5.50%	6.50%	05/26/26		338,000	268,579
New Look Vision Group, Inc., First Lien Initial Term Loan(c)	Canada	3M US L + 5.50%	6.50%	05/26/28		2,491,000	1,979,377
RVR Dealership Holdings LLC, First Lien B Term Loan(c)(d)	United States	3M US L + 4.00%	6.25%	02/08/28		$635,680	638,461
Thrasio, LLC, Initial Delayed Draw Term Loan(c)(e)	United States	2M US L + 7.00%	8.00%	12/18/26		1,633,201	1,633,201
Thrasio, LLC, Initial Term Loan(c)	United States	2M US L + 7.00%	8.00%	12/18/26		1,422,152	1,422,152
Tory Burch LLC, First Lien Initial B Term Loan(d)	United States	1M US L + 3.50%	4.00%	04/16/28		763,106	762,468
							16,427,832
SERVICES: BUSINESS (9.35%)
Acuris Finance US, Inc., First Lien Initial Dollar Term Loan(d)	United States	3M US L + 4.00%	4.50%	02/16/28		294,980	296,350
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan(d)	United States	1M US L + 3.25%	3.35%	05/09/25		1,188,433	1,177,226
Alliant Holdings Intermediate LLC, First Lien 2019 New Term Loan(d)	United States	1M US L + 3.25%	3.35%	05/09/25		766,409	759,320
AMCP Clean Acquisition Company LLC, First Lien Delayed Draw Term Loan	United States	1M US L + 4.25%	4.35%	07/10/25		159,672	132,328
AMCP Clean Acquisition Company LLC, First Lien Term Loan	United States	1M US L + 4.25%	4.35%	07/10/25		659,852	546,852
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan(d)	United States	1M US L + 4.00%	5.00%	12/03/26		823,055	825,631
Atlas CC Acquisition Corp., First Lien B Term Loan(d)	United States	2M US L + 4.25%	5.00%	05/25/28		712,869	715,988
Atlas CC Acquisition Corp., First Lien C Term Loan(d)	United States	2M US L + 4.25%	5.00%	05/25/28		144,990	145,625
Automate Intermediate Holdings II SARL(c)	Luxembourg	1M US L + 7.75%	7.85%	07/22/27		1,090,250	1,090,250
AVSC Holding Corp., First Lien 2020 B-1 Term Loan(f)	United States	3M US L + 3.50%	4.50%	03/03/25		2,386,535	2,201,041
AVSC Holding Corp., First Lien 2020 B-3 Term Loan(f)(g)	United States		15.00%	10/15/26		1,894,191	2,288,807

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	23

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
BBD Bidco, Ltd., First Lien Facility B1 Term Loan	United Kingdom	3M GBP L + 4.75%	4.81%	11/13/26	£819,435	$1,131,596
BBD Bidco, Ltd., Second Lien Facility B1 Term Loan	United Kingdom	6M GBP L + 8.25%	8.31%	11/22/27	1,445,511	1,977,077
Brown Group Holdings LLC, First Lien Initial Term Loan(d)	United States	3M US L + 2.75%	3.25%	04/22/28	$553,070	550,858
Chamber Bidco Limited, Facility B Term Loan(c)	United Kingdom	3M US L + 6.00%	6.50%	06/02/28	4,870,000	4,723,900
Comet Bidco, Ltd., First Lien Facility B Term Loan	United Kingdom	6M GBP L + 5.25%	5.36%	09/30/24	£469,565	607,097
Comet Bidco, Ltd., First Lien Facility B2 Term Loan	United Kingdom	6M US L + 5.00%	6.00%	09/30/24	$1,148,668	1,090,281
Genuine Financial Holdings LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.75%	3.85%	07/11/25	1,132,799	1,114,493
GHX Ultimate Parent Corp., First Lien Initial Term Loan(d)	United States	3M US L + 3.00%	4.00%	06/28/24	676,578	678,059
Inmar, Inc., Initial Term Loan(d)	United States	3M US L + 4.00%	5.00%	05/01/24	612,245	612,628
Marnix SAS, First Lien Facility B (EUR) Term Loan	France	3M EUR L + 2.75%	2.75%	11/19/26	€464,705	544,707
Midcap Invest UK Acquisition Facility(c)(e)	United Kingdom	L + 5.00%		05/05/28	£1,123,000	1,514,608
Midcap Invest UK Facility B(c)(f)	United Kingdom	12M SONIA + 5.50%	5.55%	05/05/28	2,527,000	3,408,204
Monotype Imaging Holdings, Inc., First Lien 2021 Incremental Term Loan(c)	United States	3M US L + 6.00%	7.00%	10/09/26	$345,083	346,809
Monotype Imaging Holdings, Inc., First Lien Term Loan	United States	3M US L + 5.50%	6.50%	10/09/26	1,779,488	1,776,899
Osmose Utilities Services, Inc., First Lien Initial Term Loan(d)(h)	United States	L + 3.25%		06/23/28	790,304	788,329
Paya, Inc., First Lien B Term Loan(c)	United States	3M US L + 3.25%	4.00%	06/07/28	251,561	251,246
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan(d)	United States	1M US L + 3.50%	3.60%	06/01/26	1,427,766	1,420,827
Project Boost Purchaser LLC, Second Lien Term Loan(c)	United States	1M US L + 8.00%	8.10%	05/31/27	448,768	448,768
Refine Intermediate, Inc., Facility B Term Loan(c)	United States	3M US L + 4.50%	5.50%	03/03/27	1,915,751	1,915,751
Refine Intermediate, Inc., Revolving Facility Term Loan(c)(e)	United States	L + 4.75%		09/03/26	467,256	467,256
Research Now Group, Inc., First Lien Initial Term Loan(d)(h)	United States	3M US L + 5.50%	6.50%	12/20/24	2,770,372	2,744,982
Research Now Group, Inc., Second Lien Term Loan(c)	United States	3M US L + 9.50%	10.50%	12/20/25	2,177,805	2,161,472
Sophia LP, First Lien Closing Date Term Loan(d)	United States	3M US L + 3.75%	3.90%	10/07/27	1,447,359	1,450,377
SumUp Holdings Midco SARL, Original Term Facility(c)(e)	Luxembourg	3M EUR L + 8.50%	10.00%	02/17/26	€3,299,189	3,912,004
ThoughtWorks, Inc., First Lien Incremental Term Loan(d)	United States	1M US L + 3.25%	3.75%	03/24/28	$411,623	412,276
USIC Holdings, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 3.50%	4.25%	05/12/28	1,544,536	1,543,571
USIC Holdings, Inc., Second Lien Initial Term Loan(c)	United States	1M US L + 6.50%	7.25%	05/14/29	764,488	779,778
Virtusa Corp., First Lien Closing Date Term Loan(d)	United States	1M US L + 4.25%	5.00%	02/11/28	168,239	169,185
						48,722,456

See Notes to Consolidated Financial Statements.
24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: CONSUMER (2.89%)
AI Aqua Merger Sub, Inc., First Lien B Term Loan(d)(h)	United States	L + 4.00%		06/16/28	$605,338	$607,608
AI Aqua Merger Sub, Inc., First Lien Delayed Draw Term Loan(d)(e)(h)	United States	L + 4.00%		06/16/28	75,667	75,951
Arches Buyer, Inc., First Lien Refinancing Term Loan(d)	United States	1M US L + 3.25%	3.75%	12/06/27	1,421,429	1,419,751
MZR Buyer, LLC, Initial Term Loan(c)	United States	3M US L + 6.75%	7.75%	12/21/26	2,653,905	2,653,905
MZR Buyer, LLC, Revolving Loan(c)(e)	United States	L + 6.75%		12/21/26	341,954	341,954
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan(d)	United States	1M US L + 3.75%	3.84%	03/31/27	735,898	735,129
Pearl Intermediate Parent LLC, First Lien Initial Term Loan(d)	United States	1M US L + 2.75%	2.85%	02/14/25	1,467,194	1,450,688
Sontiq, Inc. (fka EZShield, Inc), Initial Term Loan(c)	United States	1M US L + 7.50%	8.50%	03/01/26	2,100,054	2,100,054
Sontiq, Inc. (fka EZShield, Inc), Revolving Credit Facility(c)(e)	United States	L + 7.00%		03/01/26	123,549	123,549
Titan Acquisitionco New Zealand, Ltd., First Lien 2020 Refinancing Term Loan(d)	United States	3M US L + 4.00%	4.15%	05/01/26	454,562	454,280
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	United States	1M US L + 4.00%	4.10%	01/25/24	3,330,974	3,215,639
WeddingWire, Inc., Second Lien Initial Dollar Term Loan	United States	3M US L + 8.25%	8.44%	12/21/26	533,333	521,334
Zeppelin Bidco Pty Limited(c)	Australia	6M BBSY + 5.00%	5.07%	06/28/24	AUD1,804,348	1,353,173
						15,053,015
TELECOMMUNICATIONS (3.00%)
Connect Finco SARL, First Lien Amendment No. 1 Refinancing Term Loan(d)	United Kingdom	1M US L + 3.50%	4.50%	12/11/26	$1,482,487	1,486,201
DC Blox Inc., Initial Advance(c)(e)(f)	United States	3M US L + 8.00%	9.00%	03/22/26	4,660,788	4,660,788
GTT Communications B.V., First Lien Delayed Draw Term Loan(f)	United States	1M US L + 7.50%	8.50%	12/28/21	90,896	92,486
GTT Communications B.V., First Lien Initial Term Loan(f)	United States	1M US L + 7.50%	8.50%	12/28/21	79,916	81,314
GTT Communications, Inc., First Lien Closing Date U.S. Term Loan	United States	3M US L + 2.75%	2.90%	05/31/25	898,808	715,487
Horizon Telcom, Inc., First Lien Delayed Draw Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23	45,387	44,934
Horizon Telcom, Inc., First Lien Revolving Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23	5,793	5,735
Horizon Telcom, Inc., First Lien Term Loan(c)	United States	3M US L + 5.00%	6.00%	06/15/23	668,234	661,552
Intelsat Jackson Holdings S.A., First Lien DIP Facility Term Loan	Luxembourg	3M US L + 5.50%	6.50%	07/13/21	78,688	79,377
LOGIX Holding Company LLC, First Lien Initial Term Loan	United States	1M US L + 5.75%	6.75%	12/22/24	333,000	318,015
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan(d)	United States	3M US L + 3.25%	4.25%	12/15/23	1,066,828	1,068,161
Masergy Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.50%	8.50%	12/16/24	462,778	462,202
Matterhorn Telecom S.A., First Lien Facility B1 Term Loan	Luxembourg	3M EUR L + 2.63%	2.63%	09/15/26	€369,547	433,706

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	25

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
Mavenir Systems, Inc., First Lien Initial Term Loan	United States	3M US L + 6.00%	7.00%	05/08/25	$235,093	$235,828
MetroNet Systems Holdings LLC, First Lien 2021 Term Loan(d)	United States	1M US L + 3.75%	4.50%	06/02/28	380,308	381,307
MetroNet Systems Holdings LLC, First Lien Delayed Term Loan(d)(e)	United States	L + 3.75%		05/26/28	42,257	42,367
Northwest Fiber LLC, First Lien B-2 Term Loan(d)(f)	United States	1M US L + 3.75%	3.82%	04/30/27	947,625	949,165
Pulsant Acquisitions Ltd., First Lien Facility B Term Loan(c)	United Kingdom	6M GBP L + 7.25%	8.25%	05/31/23	£602,141	832,941
UPC Financing Partnership, First Lien Facility AX Term Loan(d)	United States	1M US L + 3.00%	3.07%	01/31/29	$1,113,586	1,107,879
Vocus Group, Ltd., First Lien Term Loan(c)(d)(h)	Australia	L + 3.50%		05/26/28	642,647	644,253
Zayo Group Holdings, Inc., First Lien Initial Dollar Term Loan(d)	United States	1M US L + 3.00%	3.10%	03/09/27	1,337,300	1,324,870
						15,628,568
TRANSPORTATION: CARGO (0.90%)
AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 4.75%	5.50%	04/06/28	750,274	751,212
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan	United States	3M US L + 7.00%	7.19%	04/10/26	1,652,745	1,682,354
Grammer Purchaser, Inc., First Lien Revolving Term Loan(c)(e)	United States	L + 4.75%		09/30/24	90,000	90,000
Grammer Purchaser, Inc., First Lien Term Loan(c)	United States	3M US L + 4.50%	5.50%	09/30/24	1,017,714	1,017,714
Naviera Armas S.A. Facility A(c)(f)	Spain	1M EUR L + 10.00%	10.00%	04/30/21	€148,522	176,110
Naviera Armas S.A. Facility B(c)(f)	Spain	1M EUR L + 7.50%	10.00%	04/30/21	34,815	41,281
Naviera Armas S.A. Facility B2(c)(e)(f)	Spain	3M EUR L + 10.00%	10.00%	07/31/21	63,145	74,874
Naviera Armas S.A., Facility C(c)(f)	Spain	1M EUR L + 10.00%	10.00%	07/31/21	239,170	283,595
PODS LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.00%	3.75%	03/31/28	$580,036	579,511
						4,696,651
TRANSPORTATION: CONSUMER (1.19%)
Grab Holdings, Inc., First Lien Initial Term Loan(d)	Singapore	6M US L + 4.50%	5.50%	01/29/26	929,070	945,329
Lakeland Holdings LLC, Holdco First Lien Term Loan(f)(g)(i)	United States		13.25%	09/25/27	629,755	354,760
Lakeland Tours LLC, Priority Exit (New Money DIP) Term Loan(f)	United States	3M US L + 12.00%	13.25%	09/25/23	273,154	275,613
Lakeland Tours LLC, Second Out Term Loan(f)	United States	3M US L + 7.50%	8.75%	09/25/25	474,418	464,336
Lakeland Tours LLC, Third Out Term Loan(f)	United States	3M US L + 7.50%	8.75%	09/25/25	595,561	514,419
Safe Fleet Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 6.75%	7.75%	02/02/26	667,223	654,212
Toro Private Holdings III, Ltd., First Lien Initial (Super Priority) Term Loan(f)(h)	Luxembourg	3M US L + 8.00%	9.00%	02/28/25	541,922	569,793
Uber Technologies, Inc., First Lien 2021 Incremental Term Loan(d)	United States	1M US L + 3.50%	3.60%	04/04/25	1,755,312	1,757,822
United AirLines, Inc., First Lien Class B Term Loan(d)	United States	3M US L + 3.75%	4.50%	04/21/28	642,864	652,195
						6,188,479

See Notes to Consolidated Financial Statements.
26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
UTILITIES: ELECTRIC (0.50%)
Frontera Generation Holdings LLC, First Lien DIP Facility Term Loan(c)	United States	1M US L + 13.00%	14.00%	11/05/21	$922,158	$1,267,968
Frontera Generation Holdings LLC, First Lien Initial Term Loan(c)(i)	United States	3M US L + 4.25%	5.25%	05/02/25	9,516,763	944,253
Tiger Acquisition LLC, First Lien Initial Term Loan(d)	United States	3M US L + 3.25%	3.75%	06/01/28	391,355	390,989
						2,603,210
UTILITIES: OIL & GAS (0.34%)
Delek US Holdings, Inc., First Lien Initial Term Loan(d)	United States	1M US L + 2.25%	2.35%	03/31/25	1,112,051	1,088,559
Traverse Midstream Partners LLC, First Lien Advance Term Loan	United States	1M US L + 5.50%	6.50%	09/27/24	702,953	707,350
						1,795,909
WHOLESALE (0.87%)
Akita Bidco SARL, First Lien Facility B3 Term Loan	Luxembourg	6M EUR L + 3.00%	3.00%	11/07/25	€1,003,827	1,183,446
Foundation Building Materials, Inc., First Lien Initial Term Loan(d)	United States	3M US L + 3.25%	3.75%	01/31/28	$756,911	752,733
Infinite Bidco LLC, First Lien Initial Term Loan(d)	United States	1M US L + 3.75%	4.25%	03/02/28	543,003	543,682
Infinite Bidco LLC, Second Lien Initial Term Loan	United States	1M US L + 7.00%	7.50%	03/02/29	862,269	870,891
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan	United States	1M US L + 3.75%	4.25%	06/02/28	1,165,807	1,166,536
						4,517,288
TOTAL BANK LOANS
(Cost $409,964,500)						414,508,910

CORPORATE BONDS (27.24%)(g)
AEROSPACE & DEFENSE (1.56%)(j)
F-Brasile SpA	Italy		7.38%	08/15/26	$2,876,000	2,973,065
Rolls-Royce PLC	United Kingdom		5.75%	10/15/27	419,000	462,065
Spirit AeroSystems, Inc.	United States		7.50%	04/15/25	1,265,000	1,354,037
TransDigm, Inc.	United States		4.63%	01/15/29	1,171,000	1,174,853
TransDigm, Inc.	United States		8.00%	12/15/25	150,000	162,493
Wolverine Escrow LLC	United States		8.50%	11/15/24	473,000	459,756
Wolverine Escrow LLC	United States		9.00%	11/15/26	1,601,000	1,566,859
						8,153,128
AUTOMOTIVE (0.32%)(j)
AAG FH LP	Canada		9.75%	07/15/24	1,303,000	1,296,543
Wheel Pros, Inc.	United States		6.50%	05/15/29	380,000	385,041
						1,681,584
BANKING (0.09%)(j)
Paysafe Finance PLC	United States		4.00%	06/15/29	475,000	468,469

BEVERAGE, FOOD, & TOBACCO (1.28%)(j)
Carrols Restaurant Group, Inc.	United States		5.88%	07/01/29	975,000	964,031
H-Food Holdings LLC	United States		8.50%	06/01/26	996,000	1,041,522
Post Holdings, Inc.	United States		4.50%	09/15/31	1,044,000	1,043,582
Post Holdings, Inc.	United States		5.75%	03/01/27	121,000	126,748
Punch Finance PLC	United Kingdom		6.13%	06/30/26	£492,000	690,399
Quidditch Acquisition, Inc.(c)	United States		11.25%	03/21/25	$1,750,000	1,945,233

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	27

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BEVERAGE, FOOD, & TOBACCO (continued)
Simmons Foods, Inc.	United States		4.63%	03/01/29	$870,000	$878,674
						6,690,189
CAPITAL EQUIPMENT (1.48%)(j)
Avaya, Inc.	United States		6.13%	09/15/28	909,000	974,130
HAT Holdings I LLC	United States		3.75%	09/15/30	595,000	582,898
Manitowoc Co., Inc.	United States		9.00%	04/01/26	1,347,000	1,466,580
Masonite International Corp.	United States		5.38%	02/01/28	642,000	682,423
Resideo Funding, Inc.	United States		6.13%	11/01/26	1,126,000	1,186,004
Sensata Technologies BV	United States		4.00%	04/15/29	576,000	585,408
Sensata Technologies BV	United States		5.00%	10/01/25	152,000	169,751
Standard Industries, Inc.	United States		4.75%	01/15/28	738,000	773,387
Standard Industries, Inc.	United States		5.00%	02/15/27	1,240,000	1,285,725
						7,706,306
CHEMICALS, PLASTICS, & RUBBER (1.05%)(j)
Compass Minerals International, Inc.	United States		4.88%	07/15/24	450,000	466,265
Compass Minerals International, Inc.	United States		6.75%	12/01/27	897,000	965,396
Nufarm Australia, Ltd.	Australia		5.75%	04/30/26	1,675,000	1,724,957
Venator Finance SARL	United States		5.75%	07/15/25	882,000	869,815
Venator Finance SARL	United States		9.50%	07/01/25	1,269,000	1,430,912
						5,457,345
CONSTRUCTION & BUILDING (0.34%)(j)
Arcosa, Inc.	United States		4.38%	04/15/29	528,000	538,296
Summit Materials LLC	United States		5.13%	06/01/25	386,000	390,033
Summit Materials LLC	United States		5.25%	01/15/29	158,000	168,087
Summit Materials LLC	United States		6.50%	03/15/27	625,000	663,844
						1,760,260
CONSUMER GOODS: DURABLE (0.16%)(j)
Tempur Sealy International, Inc.	United States		4.00%	04/15/29	817,000	829,737

CONSUMER GOODS: NON-DURABLE (0.07%)(j)
Energizer Holdings, Inc.	United States		4.75%	06/15/28	356,000	365,523

CONTAINERS, PACKAGING, & GLASS (1.05%)(j)
Ardagh Metal Packaging Finance USA LLC	United States		3.25%	09/01/28	855,000	855,516
Ardagh Metal Packaging Finance USA LLC	United States		4.00%	09/01/29	1,580,000	1,570,125
Intelligent Packaging, Ltd. Finco, Inc.	Canada		6.00%	09/15/28	1,033,000	1,077,063
Kleopatra Holdings 2 SCA	Luxembourg		6.50%	09/01/26	€596,000	689,794
Trivium Packaging Finance BV	Netherlands		8.50%	08/15/27	$1,195,000	1,302,263
						5,494,761
ENERGY: ELECTRICITY (0.09%)(j)
Leeward Renewable Energy Operations LLC	United States		4.25%	07/01/29	468,000	475,020

ENERGY: OIL & GAS (0.28%)
Alta Mesa Holdings LP(i)	United States		7.88%	12/15/24	968,000	1,452
Magnolia Oil & Gas Operating LLC(j)	United States		6.00%	08/01/26	221,000	228,647
New Fortress Energy, Inc.(d)(j)	United States		6.50%	09/30/26	1,206,000	1,233,798
						1,463,897
FIRE: FINANCE (2.61%)
Advisor Group Holdings, Inc.(j)	United States		10.75%	08/01/27	305,000	339,694
AG Issuer LLC(d)(j)	United States		6.25%	03/01/28	1,446,000	1,528,877
Aretec Escrow Issuer, Inc.(j)	United States		7.50%	04/01/29	2,369,000	2,443,410
Encore Capital Group, Inc.(j)	United States		4.25%	06/01/28	£672,000	931,552

See Notes to Consolidated Financial Statements.
28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FIRE: FINANCE (continued)
Fortress Transportation and Infrastructure Investors LLC(j)	United States		5.50%	05/01/28	$299,000	$311,708
HighTower Holding LLC(j)	United States		6.75%	04/15/29	269,000	274,918
Intrum AB, Series Reg S(j)	Sweden		3.50%	07/15/26	€1,281,000	1,552,271
LPL Holdings, Inc.(j)	United States		4.00%	03/15/29	$402,000	404,908
LPL Holdings, Inc.(j)	United States		4.38%	05/15/31	312,000	316,324
LPL Holdings, Inc.(j)	United States		4.63%	11/15/27	1,772,000	1,841,454
Midcap Financial Issuer Trust(j)	United States		5.63%	01/15/30	559,000	561,856
Midcap Financial Issuer Trust(j)	United States		6.50%	05/01/28	606,000	634,961
OneMain Finance Corp.	United States		8.88%	06/01/25	963,000	1,070,529
StoneX Group, Inc.(j)	United States		8.63%	06/15/25	1,275,000	1,365,684
						13,578,146
FIRE: INSURANCE (0.20%)(j)
Enact Holdings, Inc.	United States		6.50%	08/15/25	948,000	1,047,549

FIRE: REAL ESTATE (0.98%)(j)
Iron Mountain, Inc.	United States		5.25%	03/15/28	1,163,000	1,219,463
Iron Mountain, Inc.	United States		5.25%	07/15/30	754,000	799,176
Ladder Capital Finance Holdings LLLP	United States		4.25%	02/01/27	1,125,000	1,127,109
Ladder Capital Finance Holdings LLLP	United States		4.75%	06/15/29	448,000	448,560
PennyMac Financial Services, Inc.	United States		4.25%	02/15/29	948,000	914,659
United Wholesale Mortgage LLC	United States		5.50%	04/15/29	619,000	619,703
						5,128,670
FOREST PRODUCTS & PAPER (0.43%)(j)
LABL Escrow Issuer LLC	United States		6.75%	07/15/26	2,111,000	2,256,110

HEALTHCARE & PHARMACEUTICALS (2.62%)(j)
Acadia Healthcare Co., Inc.	United States		5.00%	04/15/29	222,000	232,148
Acadia Healthcare Co., Inc.	United States		5.50%	07/01/28	325,000	347,602
AHP Health Partners, Inc.	United States		5.75%	07/15/29	933,000	946,995
Bausch Health Cos., Inc.	United States		5.25%	01/30/30	894,000	832,537
Bausch Health Cos., Inc.	United States		5.25%	02/15/31	1,109,000	1,038,357
Bausch Health Cos., Inc.	United States		6.25%	02/15/29	486,000	481,286
Catalent Pharma Solutions, Inc.	United States		3.13%	02/15/29	395,000	383,077
Cheplapharm Arzneimittel GmbH	Germany		5.50%	01/15/28	1,180,000	1,210,975
DaVita, Inc.	United States		3.75%	02/15/31	496,000	476,780
DaVita, Inc.	United States		4.63%	06/01/30	1,126,000	1,159,183
Endo Luxembourg Finance Co. I SARL	United States		6.13%	04/01/29	18,000	17,662
IQVIA, Inc.	United States		5.00%	05/15/27	624,000	655,487
Jazz Securities DAC	United States		4.38%	01/15/29	975,000	1,012,099
Organon & Co.	United States		4.13%	04/30/28	1,720,000	1,756,206
Organon & Co.	United States		5.13%	04/30/31	2,022,000	2,085,592
Select Medical Corp.	United States		6.25%	08/15/26	959,000	1,023,550
						13,659,536
HIGH TECH INDUSTRIES (1.24%)(j)
CDK Global, Inc.	United States		5.25%	05/15/29	836,000	914,576
Endure Digital, Inc.	United States		6.00%	02/15/29	955,000	946,792
International Game Technology PLC	United States		5.25%	01/15/29	997,000	1,070,703
NCR Corp.	United States		5.13%	04/15/29	1,282,000	1,323,665
Plantronics, Inc.	United States		4.75%	03/01/29	1,240,000	1,232,585
Presidio Holdings, Inc.	United States		4.88%	02/01/27	311,000	320,566
Shift4 Payments LLC	United States		4.63%	11/01/26	618,000	645,943
						6,454,830

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	29

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HOTEL, GAMING, & LEISURE (1.22%)(j)
Cinemark USA, Inc.	United States		5.25%	07/15/28	$1,541,000	$1,581,451
Gamma Bidco SpA	Italy		5.13%	07/15/25	€483,000	592,446
Raptor Acquisition Corp.	Canada		4.88%	11/01/26	$280,000	284,264
Stonegate Pub Co. Financing 2019 PLC	United Kingdom		8.00%	07/13/25	£323,000	464,097
Stonegate Pub Co. Financing 2019 PLC	United Kingdom		8.25%	07/31/25	1,075,000	1,558,449
Wynn Resorts Finance LLC	United States		7.75%	04/15/25	$1,716,000	1,853,160
						6,333,867
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.60%)(j)
Castle US Holding Corp.	United States		9.50%	02/15/28	932,000	975,757
Cimpress PLC	Ireland		7.00%	06/15/26	875,000	923,558
MDC Partners, Inc.	United States		7.50%	05/01/24	1,222,000	1,238,803
						3,138,118
MEDIA: BROADCASTING & SUBSCRIPTION (1.21%)(j)
CSC Holdings LLC	United States		4.63%	12/01/30	2,609,000	2,562,977
IPD 3 BV	France		5.50%	12/01/25	€494,000	611,064
Spanish Broadcasting System, Inc.	United States		9.75%	03/01/26	$1,183,000	1,198,687
Townsquare Media, Inc.(d)	United States		6.88%	02/01/26	929,000	995,191
Vmed O2 UK Financing I PLC	United Kingdom		4.25%	01/31/31	935,000	919,828
						6,287,747
MEDIA: DIVERSIFIED & PRODUCTION (1.77%)
ANGI Group LLC(j)	United States		3.88%	08/15/28	1,550,000	1,542,607
Getty Images, Inc.(j)	United States		9.75%	03/01/27	2,310,000	2,486,322
Lions Gate Capital Holdings LLC(j)	United States		5.50%	04/15/29	984,000	1,035,704
National CineMedia LLC	United States		5.75%	08/15/26	2,145,000	1,957,313
National CineMedia LLC(j)	United States		5.88%	04/15/28	817,000	803,895
Sirius XM Radio, Inc.(j)	United States		4.13%	07/01/30	1,374,000	1,389,547
						9,215,388
RETAIL (2.16%)
Asbury Automotive Group, Inc.	United States		4.50%	03/01/28	294,000	302,673
Asbury Automotive Group, Inc.	United States		4.75%	03/01/30	810,000	847,868
Douglas GmbH(j)	Germany		6.00%	04/08/26	€961,000	1,140,295
Group 1 Automotive, Inc.(j)	United States		4.00%	08/15/28	$707,000	720,302
Kirk Beauty SUN GmbH(f)(j)	Germany		8.25%	10/01/26	€965,000	1,139,203
L Brands, Inc.(j)	United States		6.63%	10/01/30	$391,000	453,071
LCM Investments Holdings II LLC(j)	United States		4.88%	05/01/29	777,000	797,396
Lithia Motors, Inc.(j)	United States		3.88%	06/01/29	541,000	561,450
Lithia Motors, Inc.(j)	United States		4.38%	01/15/31	1,554,000	1,666,657
Maxeda DIY Holding BV(j)	Netherlands		5.88%	10/01/26	€414,000	505,016
Penske Automotive Group, Inc.	United States		3.75%	06/15/29	$2,334,000	2,351,485
Sally Holdings LLC(j)	United States		8.75%	04/30/25	715,000	783,819
						11,269,235
SERVICES: BUSINESS (0.54%)(j)
La Financiere Atalian SASU, Series Reg S	France		4.00%	05/15/24	€304,000	359,043
NESCO Holdings II, Inc.	United States		5.50%	04/15/29	$617,000	644,765
Syneos Health, Inc.	United States		3.63%	01/15/29	753,000	746,411
US Acute Care Solutions LLC(d)	United States		6.38%	03/01/26	1,001,000	1,037,817
						2,788,036
SERVICES: CONSUMER (0.30%)(j)
Deuce Finco PLC	United Kingdom		5.50%	06/15/27	£404,000	559,960
WW International, Inc.	United States		4.50%	04/15/29	$996,000	1,004,820
						1,564,780
TELECOMMUNICATIONS (2.25%)(j)
Cablevision Lightpath LLC	United States		5.63%	09/15/28	320,000	326,560

See Notes to Consolidated Financial Statements.
30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
Cincinnati Bell, Inc.	United States		7.00%	07/15/24	$165,000	$169,867
CommScope Technologies LLC	United States		5.00%	03/15/27	955,000	978,875
CommScope Technologies LLC	United States		6.00%	06/15/25	979,000	1,001,028
Connect Finco SARL(d)	United Kingdom		6.75%	10/01/26	937,000	992,058
Frontier Communications Holdings LLC	United States		6.75%	05/01/29	1,207,000	1,285,781
J2 Global, Inc.	United States		4.63%	10/15/30	1,332,000	1,380,685
Northwest Fiber LLC	United States		6.00%	02/15/28	124,000	124,444
Northwest Fiber LLC	United States		10.75%	06/01/28	1,331,000	1,503,464
T-Mobile USA, Inc.	United States		3.38%	04/15/29	900,000	930,981
United Group BV	Netherlands		3.13%	02/15/26	€475,000	549,149
United Group BV	Netherlands		3.63%	02/15/28	707,000	816,842
United Group BV(b)	Netherlands	3M EUR L + 3.25%	3.25%	02/15/26	309,000	362,502
Zayo Group Holdings, Inc.	United States		6.13%	03/01/28	$1,282,000	1,311,024
						11,733,260
TRANSPORTATION: CARGO (0.20%)(b)(i)(j)
Naviera Armas S.A., Series Reg S	Spain	3M EUR L + 4.25%	4.25%	11/15/24	€497,000	415,468
Naviera Armas S.A., Series Reg S	Spain	3M EUR L + 6.50%	6.50%	07/31/23	732,000	620,597
						1,036,065
TRANSPORTATION: CONSUMER (0.45%)(j)
VistaJet Malta Finance PLC	Switzerland		10.50%	06/01/24	$2,140,000	2,335,703

WHOLESALE (0.69%)(j)
Beacon Roofing Supply, Inc.	United States		4.50%	11/15/26	87,000	91,429
GYP Holdings III Corp.	United States		4.63%	05/01/29	399,000	401,657
Specialty Building Products Holdings LLC(d)	United States		6.38%	09/30/26	1,449,000	1,521,450
SRS Distribution, Inc.	United States		4.63%	07/01/28	622,000	636,773
SRS Distribution, Inc.	United States		6.13%	07/01/29	659,000	679,712
TPro Acquisition Corp.	United States		11.00%	10/15/24	251,000	277,235
						3,608,256
TOTAL CORPORATE BONDS
(Cost $137,456,937)						141,981,515

CONVERTIBLE CORPORATE BONDS (0.24%)(g)
FIRE: REAL ESTATE (0.24%)
Apollo Commercial Real Estate Finance, Inc.	United States		5.38%	10/15/23	$1,216,000	1,235,760

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $912,053)						1,235,760

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (12.32%)(j)
DEBT (12.06%)(b)
Adagio IV CLO, Ltd., Series 2021-A	Ireland	3M EUR L + 8.52%	8.52%	04/15/34	€250,000	297,106
Allegro CLO VII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.75%	5.93%	06/13/31	$250,000	234,216
Allegro CLO X, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.88%	7.07%	04/20/32	400,000	393,766
AMMC CLO XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 5.80%	5.99%	04/30/31	400,000	384,368
AMMC CLO XVIII, Ltd., Series 2018-18A	Cayman Islands	3M US L + 6.00%	6.14%	05/26/31	700,000	649,809
Anchorage Credit Funding 13, Ltd., Series 2021-13A(g)(h)	Cayman Islands	L + 6.92%		07/27/39	2,300,000	2,186,368
Anchorage Credit Funding Ltd., Series 2021-13A(h)	Cayman Islands	L + 6.84%		07/27/39	350,000	332,500

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	31

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Arbour CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.30%	8.30%	04/15/34	€500,000	$593,021
Atlas Senior Loan Fund VII, Ltd., Series 2018-7A	Cayman Islands	3M US L + 6.40%	6.54%	11/27/31	$300,000	281,196
Atlas Senior Loan Fund XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 5.75%	5.93%	07/26/31	250,000	226,895
Atlas Senior Loan Fund XII, Ltd., Series 2018-12A	Cayman Islands	3M US L + 5.95%	6.13%	10/24/31	100,000	91,014
Atlas Senior Loan Fund XIII, Series 2019-13A	Cayman Islands	3M US L + 6.95%	7.13%	04/22/31	400,000	371,056
Atlas Senior Loan Fund XIV, Series 2019-14A	Cayman Islands	3M US L + 6.94%	7.13%	07/20/32	650,000	610,981
Barings Euro CLO 2018-3 BV, Series 2018-3A	Netherlands	3M EUR L + 7.93%	7.93%	07/27/31	€400,000	461,675
Blackrock European Clo III Designated Activity Co., Series 2021-3A	Ireland	3M EUR L + 8.56%	8.56%	07/19/35	675,000	794,381
BlueMountain CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 2.20%	2.36%	11/15/30	$300,000	297,682
BlueMountain CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 5.95%	6.11%	11/15/30	300,000	283,189
BlueMountain CLO 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.95%	6.14%	07/30/30	400,000	374,664
BlueMountain CLO 2018-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 5.95%	6.13%	10/25/30	2,400,000	2,305,255
Cairn CLO XIII DAC, Series 2021-13A	Netherlands	3M EUR L + 8.44%	8.44%	10/20/33	€700,000	816,740
Carlyle Euro CLO 2017-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.89%	8.89%	07/15/34	450,000	516,131
Carlyle Euro CLO 2021-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.49%	8.49%	01/15/34	700,000	811,867
Carlyle Global Market Strategies CLO 2012-4, Ltd., Series 2019-4A	United States	3M US L + 7.29%	7.47%	04/22/32	$1,300,000	1,267,791
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 1.70%	1.88%	10/15/30	300,000	297,592
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 5.50%	5.68%	10/15/30	400,000	367,567
Carlyle Global Market Strategies CLO 2014-3-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 2.95%	3.13%	07/27/31	300,000	291,992
Carlyle Global Market Strategies CLO 2014-4-R, Ltd., Series 2018-4RA	Cayman Islands	3M US L + 2.90%	3.08%	07/15/30	500,000	478,039
Carlyle Global Market Strategies CLO 2015-5, Ltd., Series 2019-5A	Cayman Islands	3M US L + 6.70%	6.89%	01/20/32	400,000	382,690
Carlyle Global Market Strategies CLO 2016-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.60%	6.76%	04/20/34	1,050,000	1,042,697
Carlyle Global Market Strategies CLO 2017-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 6.11%	6.30%	07/20/29	400,000	374,937
CBAM 2017-2, Ltd., Series 2021-2A	Cayman Islands	3M US L + 7.10%	7.19%	07/17/34	500,000	495,199
Cedar Funding IV CLO, Ltd., Series 2021-4A	Cayman Islands	3M US L + 6.61%	6.61%	07/23/34	650,000	643,760
CIFC European Funding CLO II DAC, Series 2020-2A	Ireland	3M EUR L + 7.70%	7.70%	04/15/33	€400,000	459,100
CIFC Funding 2013-III-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 5.90%	6.08%	04/24/31	$500,000	491,987
CIFC Funding 2014-II-R, Ltd., Series 2018-2RA	Cayman Islands	3M US L + 5.69%	5.87%	04/24/30	300,000	290,324

See Notes to Consolidated Financial Statements.
32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Clarinda Park CLO DAC, Series 2021-1A	Ireland	3M EUR L + 7.62%	7.62%	02/15/34	€400,000	$462,383
Columbia Cent CLO 31, Ltd., Series 2021-31A	Cayman Islands	3M US L + 6.55%	6.70%	04/20/34	$400,000	393,258
Crestline Denali CLO XVII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 3.25%	3.43%	10/15/31	400,000	390,398
Crown Point CLO 7, Ltd., Series 2018-7A	Cayman Islands	3M US L + 6.30%	6.49%	10/20/31	250,000	231,500
Crown Point CLO IV, Ltd., Series 2018-4A	Cayman Islands	3M US L + 5.50%	5.69%	04/20/31	300,000	272,107
CVC Cordatus Loan Fund VIII DAC, Series 2021-8A	Ireland	3M EUR L + 8.37%	8.37%	07/15/34	€700,000	803,844
CVC Cordatus Loan Fund XVII DAC, Series 2021-17A	Ireland	3M EUR L + 8.56%	8.56%	11/18/33	600,000	690,816
CVC Cordatus Loan Fund XX DAC, Series 2021-20A	Ireland	3M EUR L + 8.33%	8.33%	06/22/34	600,000	704,824
Dartry Park CLO DAC, Series 2021-1A	Ireland	3M EUR L + 7.67%	7.67%	01/28/34	2,250,000	2,651,833
Dryden Euro CLO, Series 2021-88A	Netherlands	3M EUR L + 8.38%	8.38%	07/20/34	250,000	291,405
Euro-Galaxy IV CLO BV, Series 2021-4A	Netherlands	3M EUR L + 8.88%	8.88%	07/30/34	450,000	519,817
GoldenTree Loan Management EUR CLO 3 DAC, Series 2019-3A	Ireland	3M EUR L + 8.32%	8.32%	01/20/32	300,000	346,709
Greywolf CLO V, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.85%	6.03%	01/27/31	$1,625,000	1,599,460
Harvest CLO XXVI DAC, Series 2021-26X	Ireland	3M EUR L + 8.55%	8.55%	01/15/34	€700,000	805,952
Hayfin Emerald CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.43%	8.43%	05/27/34	1,050,000	1,219,601
HPS Loan Management 6-2015, Ltd., Series 2018-2015	Cayman Islands	3M US L + 2.50%	2.68%	02/05/31	$300,000	290,054
ICG US CLO 2015-2R, Ltd., Series 2020-2RA	Cayman Islands	3M US L + 6.99%	7.17%	01/16/33	600,000	580,896
ICG US CLO 2016-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 7.44%	7.56%	04/29/34	1,050,000	1,038,837
ICG US CLO 2017-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 7.36%	7.46%	07/28/34	650,000	645,213
Invesco Euro CLO, Series 2021-6A	Ireland	3M EUR L + 8.58%	8.58%	07/15/34	€500,000	572,716
Jubilee CLO 2013-X BV, Series 2021-10A	Netherlands	3M EUR L + 8.55%	8.55%	05/20/34	600,000	703,917
KKR CLO 14, Ltd., Series 2018-14	Cayman Islands	3M US L + 6.15%	6.33%	07/15/31	$400,000	390,623
KKR CLO 15, Ltd., Series 2018-15	Cayman Islands	3M US L + 6.44%	6.63%	01/18/32	250,000	241,928
KKR Clo 25, Ltd., Series 2021-25	Cayman Islands	3M US L + 6.72%	6.85%	07/15/34	625,000	620,634
Madison Park Euro Funding XII DAC, Series 2018-12A	Ireland	3M EUR L + 6.90%	6.90%	10/15/31	€1,200,000	1,358,879
Madison Park Euro Funding XVI DAC, Series 2021-16A	Ireland	3M EUR L + 8.39%	8.39%	05/25/34	1,300,000	1,507,476
Marble Point CLO XII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 3.00%	3.18%	07/16/31	$550,000	521,830
Midocean Credit CLO IX, Series 2018-9A	Cayman Islands	3M US L + 3.30%	3.49%	07/20/31	300,000	292,304
Milltown Park CLO DAC, Series 2018-1A	Ireland	3M EUR L + 6.40%	6.40%	01/15/31	€600,000	684,254
Mountain View CLO 2017-2 LLC, Series 2018-2A	Cayman Islands	3M US L + 5.96%	6.14%	01/16/31	$500,000	463,010
Mountain View CLO IX, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.08%	6.26%	07/15/31	700,000	622,716
Northwoods Capital XII-B, Ltd., Series 2018-12BA	Cayman Islands	3M US L + 3.15%	3.27%	06/15/31	300,000	285,189
Northwoods Capital XVII, Ltd., Series 2018-17A	Cayman Islands	3M US L + 5.65%	5.83%	04/22/31	600,000	543,032
Northwoods Capital XVIII, Ltd., Series 2019-18A	Cayman Islands	3M US L + 6.58%	6.74%	05/20/32	400,000	383,389
Oaktree CLO 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.15%	6.34%	10/20/30	300,000	277,550
Oaktree CLO 2019-1, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.80%	6.98%	04/22/30	400,000	364,933
Oaktree CLO 2019-2, Ltd., Series 2019-2A	Cayman Islands	3M US L + 6.77%	6.95%	04/15/31	800,000	779,395

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	33

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Oaktree CLO 2020-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.51%	6.85%	07/15/34	$1,050,000	$1,040,127
Ocean Trails CLO V, Series 2018-5A	Cayman Islands	3M US L + 3.45%	3.64%	10/13/31	650,000	619,288
OZLM Funding IV, Ltd., Series 2013-4A	Cayman Islands	3M US L + 6.30%	6.48%	10/22/30	693,421	658,999
OZLM IX, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.12%	6.31%	10/20/31	850,000	791,993
OZLM VI, Ltd., Series 2018-6A	Cayman Islands	3M US L + 3.13%	3.32%	04/17/31	550,000	535,051
OZLM VI, Ltd., Series 2018-6A	Cayman Islands	3M US L + 6.05%	6.24%	04/17/31	250,000	235,911
OZLM XXI, Ltd., Series 2018-21A	Cayman Islands	3M US L + 5.54%	5.73%	01/20/31	300,000	282,895
OZLM XXII, Ltd., Series 2018-22A	Cayman Islands	3M US L + 2.65%	2.84%	01/17/31	383,000	367,221
OZLM XXII, Ltd., Series 2018-22A	Cayman Islands	3M US L + 5.30%	5.49%	01/17/31	250,000	231,620
Parallel 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.25%	5.44%	04/20/31	300,000	254,010
Penta Clo 9 DAC, Series 2021-9A	Ireland	3M EUR L + 8.74%	8.74%	07/25/36	€550,000	630,878
Regatta XIII Funding, Ltd., Series 2018-2A	Cayman Islands	3M US L + 5.95%	6.13%	07/15/31	$900,000	866,330
Saranac Clo VIII, Ltd., Series 2020-8A	United States	3M US L + 8.12%	8.28%	02/20/33	100,000	96,508
Sculptor European Clo II DAC, Series 2021-2A	Ireland	3M EUR L + 8.28%	8.28%	04/15/34	€700,000	799,046
Shackleton 2014-V-R CLO, Ltd., Series 2018-5RA	Cayman Islands	3M US L + 6.15%	6.32%	05/07/31	$650,000	594,532
Shackleton 2015-VII-R CLO, Ltd., Series 2018-7RA	Cayman Islands	3M US L + 6.20%	6.38%	07/15/31	250,000	231,398
Sound Point CLO II, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.50%	5.68%	01/26/31	300,000	271,500
Sound Point CLO VI-R, Ltd., Series 2018-2RA	Cayman Islands	3M US L + 3.40%	3.59%	10/20/31	350,000	341,327
Sound Point CLO V-R, Ltd., Series 2018-1RA	Cayman Islands	3M US L + 3.10%	3.29%	07/18/31	450,000	439,322
Sound Point CLO V-R, Ltd., Series 2018-1RA	Cayman Islands	3M US L + 6.10%	6.29%	07/18/31	300,000	282,084
Sound Point CLO XXII, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.30%	6.49%	01/20/32	300,000	291,645
Sound Point CLO XXIII, Series 2021-2A	Cayman Islands	3M US L + 6.47%	6.62%	07/15/34	1,200,000	1,176,714
Sounds Point CLO IV-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 3.25%	3.44%	04/18/31	300,000	288,634
St Paul's CLO VII DAC, Series 2021-7A	Ireland	3M EUR L + 8.55%	8.55%	07/18/34	€750,000	873,135
Symphony CLO XV, Ltd., Series 2018-15A	Cayman Islands	3M US L + 6.33%	6.52%	01/17/32	$1,000,000	977,026
THL Credit Wind River 2013-2 CLO, Ltd., Series 2017-2A	Cayman Islands	3M US L + 2.95%	3.14%	10/18/30	250,000	243,541
THL Credit Wind River 2014-2 CLO, Ltd., Series 2018-2A	Cayman Islands	3M US L + 2.90%	3.08%	01/15/31	450,000	436,433
Trinitas CLO IV, Ltd., Series 2018-4A	Cayman Islands	3M US L + 6.30%	6.49%	10/18/31	350,000	319,609
Venture XV CLO, Ltd., Series 2019-15A	Cayman Islands	3M US L + 3.92%	4.10%	07/15/32	250,000	243,932
Venture XXII CLO, Ltd., Series 2018-22A	Cayman Islands	3M US L + 5.65%	5.83%	01/15/31	300,000	258,230
Venture XXX CLO, Ltd., Series 2017-30A	Cayman Islands	3M US L + 6.30%	6.48%	01/15/31	200,000	186,499
Venture XXXII CLO, Ltd., Series 2018-32A	Cayman Islands	3M US L + 5.75%	5.94%	07/18/31	300,000	267,104
Venture XXXIII CLO, Ltd., Series 2018-33A	Cayman Islands	3M US L + 5.95%	6.13%	07/15/31	200,000	176,106
Venture XXXIV CLO, Ltd., Series 2018-34A	Cayman Islands	3M US L + 6.13%	6.31%	10/15/31	200,000	190,909
Venture XXXV CLO, Ltd., Series 2018-35A	Cayman Islands	3M US L + 6.20%	6.38%	10/22/31	300,000	268,952
Venture XXXVI CLO, Ltd., Series 2019-36A	Cayman Islands	3M US L + 6.92%	7.11%	04/20/32	300,000	298,046
Vibrant CLO 1X, Ltd., Series 2018-9A	Cayman Islands	3M US L + 3.20%	3.39%	07/20/31	300,000	288,873
Voya CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 6.08%	6.27%	10/18/31	250,000	232,083
Wellfleet CLO X, Ltd., Series 2021-XA	Cayman Islands	3M US L + 6.61%	6.78%	07/20/32	1,300,000	1,291,702
Wind River 2014-3 CLO, Ltd., Series 2018-3A	Cayman Islands	3M US L + 6.22%	6.40%	10/22/31	250,000	232,767
						62,862,217

See Notes to Consolidated Financial Statements.
34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
EQUITY (0.26%)(k)
Anchorage Credit Funding 13, Ltd., Series 2021-13A(h)	Cayman Islands		8.72%	07/27/39	$850,000	$850,425
Madison Park Funding XXVI, Ltd., Series 2017-26A	Cayman Islands		10.73%	07/29/47	500,000	226,165
Sound Point CLO XX, Ltd., Series 2018-2A	Cayman Islands		10.56%	07/26/31	500,000	306,882
						1,383,472
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $62,961,397)						64,245,689

EQUITY INTEREST (2.62%)(l)
AEROSPACE & DEFENSE (0.28%)(c)
GIACF Air Comm Equity Holdings, LLC - Preferred Stock (16.00% PIK)(f)	United States	676,730	676,730
Kellstrom Aerospace Group, Inc.(m)	United States	107	73,538
Meggitt-USA, Inc., Class A(m)	United States	7,000	716,438
			1,466,706
CAPITAL EQUIPMENT (0.03%)(c)(m)
East BCC Coinvest III, LLC	United States	241,930	151,554

CONSTRUCTION & BUILDING (0.69%)(c)(n)
Bain Capital Credit CC Fund	United States	2,177	3,574,011

CONSUMER GOODS: DURABLE (0.01%)(c)(m)
TLC Holdco LP	United States	103,961	77,153

CONSUMER GOODS: NON-DURABLE (0.01%)(c)(m)
FineLine Parent Holdings, LP, Class A	United States	41,077	44,127

ENERGY: OIL & GAS (0.72%)(m)
Blackbrush Oil - Common(c)	United States	75,310	–
Blackbrush Oil - Preferred(c)	United States	2,420,690	1,125,438
Bruin Blocker LLC(c)	United States	27,864	–
Ultra Petroleum Corp(c)	United States	18,673	681,565
Ultra Resources, Inc., Class A	United States	52,870	1,929,755
			3,736,758
HIGH TECH INDUSTRIES (0.14%)(c)(m)
Oneshield Partners LP	United States	434,783	547,827
Red Cypress Co-Investment Partners LP, Interests	United States	186,900	186,900
			734,727
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(c)(m)(o)
PacificCo	United States	1,260	5,670

MEDIA: DIVERSIFIED & PRODUCTION (0.24%)(m)
Cineworld Group PLC Warrant, Strike Price $41.49	United Kingdom	84,898	59,189
Technicolor USA, Inc.	France	303,315	1,176,072
			1,235,261
METALS & MINING (0.06%)(m)
American Consolidated Natural Resources, Inc., Strike Price $4,901.25	United States	2,639	56,409

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	35

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
METALS & MINING (continued)
American Consolidated Natural Resources, Inc. Preferred	United States				2,507	$263,235
						319,644
SERVICES: BUSINESS (0.26%)(c)(m)
Astorg Co-invest Opus 2	Luxembourg				1,160,000	1,375,467

SERVICES: CONSUMER (0.01%)(c)(m)
MZR Aggregator, LLC	United States				52	53,899

TELECOMMUNICATIONS (0.09%)(c)(m)
ACM dcBLOX LLC Warrant, Strike Price $0.01					28,120	–
ACM dcBLOX LLC, Series A Preferred	United States				463,328	476,778
						476,778
TRANSPORTATION: CARGO (0.08%)(c)
GIACF Grammer Equity Holdings, LLC - Common Stock(m)	United States				84,221	76,960
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)(f)	United States				625	65,471
GIACF Grammer Equity Holdings, LLC - Warrants, Strike Price $9.00(m)	United States				10,151	–
Toro Private Investments LP(m)	United States				324,324	257,932
						400,363
TOTAL EQUITY INTEREST
(Cost $10,656,446)						13,652,118

TOTAL INVESTMENTS (121.93%)
(Cost $621,951,333)						$635,623,992

Liabilities in Excess of Other Assets (-21.93%)(p)						(114,312,727)
NET ASSETS (100.00%)						$521,311,265

Reference Rates:

3M BBSY - 3 Month BBSY as of June 30, 2021 was 0.10%

6M BBSY - 6 Month BBSY as of June 30, 2021 was 0.14%

1M US L - 1 Month US LIBOR as of June 30, 2021 was 0.10%

2M US L - 2 Month US LIBOR as of June 30, 2021 was 0.13%

3M US L - 3 Month US LIBOR as of June 30, 2021 was 0.15%

6M US L - 6 Month US LIBOR as of June 30, 2021 was 0.16%

1M EUR L - 1 Month EURIBOR as of June 30, 2021 was (0.57)%

3M EUR L - 3 Month EURIBOR as of June 30, 2021 was (0.54)%

6M EUR L - 6 Month EURIBOR as of June 30, 2021 was (0.52)%

12M EUR L - 6 Month EURIBOR as of June 30, 2021 was 0.49%

3M GBP L - 3 Month GBP LIBOR as of June 30, 2021 was 0.08%

6M GBP L - 6 Month GBP LIBOR as of June 30, 2021 was 0.11%

1M CDOR - 1 Month CDOR as of June 30, 2021 was 0.41%

3M CDOR - 3 Month CDOR as of June 30, 2021 was 0.44%

12M SONIA - 12 Month SONIA as of June 30, 2021 was 0.05%

PRIME as of June 30, 2021 was 3.25%

See Notes to Consolidated Financial Statements.
36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).
(d)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A..
(e)	Investment or portion thereof was not funded as of June 30, 2021. The Fund had $12,737,631 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
9 Story Media Group Inc. Revolver, First Lien Term Loan	$722,494	$173,306	$549,188
AI Aqua Merger Sub, Inc., First Lien Delayed Draw Term Loan	75,667	–	75,667
Appriss Health LLC, First Lien Revolving Credit Term Loan	65,875	–	65,875
CB Nike Intermediateco Ltd. Revolver Loan	310,000	–	310,000
Constant Contact, Inc. Delayed Term Loan, First Lien Term Loan	423,274	–	423,274
CST Buyer Company, Revolving Credit Facility Term Loan	233,472	–	233,472
DC Blox Inc., Initial Advance	4,660,788	2,352,355	2,308,433
Grammer Purchaser, Inc., First Lien Revolving Term Loan	90,000	–	90,000
HighTower Holdings LLC, Delayed Draw Term Loan	127,316	–	127,316
Kellstrom Commercial Aerospace, Inc. - Revolver	361,314	303,504	57,810
MetroNet Systems Holdings LLC, First Lien Delayed Term Loan	42,257	–	42,257
Midcap Invest UK Acquisition Facility	1,553,444	–	1,553,444
MRI Software LLC, Delayed Draw Term Loan	63,933	–	63,933
MRI Software LLC, First Lien Revolving Term Loan	155,944	–	155,944
MZR Buyer, LLC, Revolving Loan	341,954	–	341,954
National Mentor Holdings, Inc., First Lien Delayed Term Loan	86,662	–	86,662
Naviera Armas S.A. Facility B2	74,874	40,350	34,524
New Look Vision Group, Inc., First Lien Canadian Delayed Draw Term Loan	795,418	56,816	738,602
New Look Vision Group, Inc., First Lien Canadian Revolving Term Loan	272,669	70,002	202,667
Oneshield, Inc., Revolver Loan	115,942	–	115,942
Refine Intermediate, Inc., Revolving Facility Term Loan	467,256	–	467,256
Sontiq, Inc. (fka EZShield, Inc), Revolving Credit Facility	123,549	–	123,549
SumUp Holdings Midco SARL, Original Term Facility	3,912,005	2,868,804	1,043,201
Sunmed Group Holdings, LLC, Revolver	137,842	–	137,842
Thrasio, LLC, Initial Delayed Draw Term Loan	1,633,201	494,909	1,138,292
TLC Purchaser, Inc. Delayed Draw Term Loan	623,197	–	623,197
TLC Purchaser, Inc. Revolver Loan	778,763	436,107	342,656
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan	194,584	6,486	188,098
V Global Holdings LLC, Revolving Credit	371,009	–	371,009
Whitcraft LLC, First Lien Revolving Term Loan	158,575	–	158,575
World Insurance Associates, LLC, Delayed Draw Term Loan	733,179	247,651	485,528
World Insurance Associates, LLC, Revolving, Revolving Term Loan	81,464	–	81,464
Total	$19,787,921	$7,050,290	$12,737,631

(f)	Paid in kind security which may pay interest in additional par.

(g)	Fixed rate security.

(h)	Investment or portion thereof has not settled as of June 30, 2021. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate ("LIBOR" or "L") or Euro Interbank Offered Rate ("EURIBOR" or "EUR L"); the Fund will not accrue interest until the settlement date at which point LIBOR or EURIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.
(i)	See Note 2 regarding defaulted securities.
(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2021, the aggregate market value of such securities was $199,695,884, representing 38.31% of net assets.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	37

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

(k)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(l)	Securities may be deemed to be “restricted securities” under the Securities Act. As of June 30, 2021, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value June 30, 2021	Value as Percentage of Net Assets Applicable to Common Stockholders June 30, 2021
ACM dcBLOX LLC Warrant	03/22/2021	$281	$–	–%
ACM dcBLOX LLC, Series A Preferred	03/22/2021	463,328	476,778	0.09%
American Consolidated Natural Resources, Inc.	09/16/2020 - 05/19/2021	30,348	56,409	0.01%
American Consolidated Natural Resources, Inc. Preferred	09/16/2020	37,605	263,235	0.05%
Astorg Co-invest Opus 2	06/15/2021	1,406,725	1,375,467	0.26%
Bain Capital Credit CC Fund	09/05/2018 - 06/29/2021	2,239,780	3,574,011	0.69%
Blackbrush Oil - Common	09/21/2020	–	–	–%
Blackbrush Oil - Preferred	09/30/2020	677,793	1,125,438	0.22%
Bruin Blocker LLC	08/31/2020	–	–	–%
Cineworld Group PLC Warrant	11/23/2020	–	59,189	0.01%
East BCC Coinvest III, LLC	07/23/2019	241,930	151,554	0.03%
FineLine Parent Holdings, LP, Class A	02/22/2021	41,077	44,127	0.01%
GIACF Air Comm Equity Holdings, LLC - Preferred Stock (16.00% PIK)	06/28/2019	676,730	676,730	0.13%
GIACF Grammer Equity Holdings, LLC - Common Stock	10/01/2018 - 04/02/2019	84,221	76,960	0.02%
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)	10/01/2018 - 01/01/2021	62,992	65,471	0.01%
GIACF Grammer Equity Holdings, LLC - Warrants	10/01/2018	–	–	–%
Kellstrom Aerospace Group, Inc.	07/09/2019 - 07/10/2019	171,781	73,538	0.01%
Meggitt-USA, Inc., Class A	06/30/2020	700,000	716,438	0.14%
MZR Aggregator, LLC	12/31/2020	52,379	53,899	0.01%
Oneshield Partners LP	09/09/2020	434,783	547,827	0.10%
PacificCo	03/05/2019	383,355	5,670	0.00	%(o)
Red Cypress Co-Investment Partners LP, Interests	05/03/2021	186,900	186,900	0.04%
Technicolor USA, Inc.	09/22/2020 - 12/14/2020	854,648	1,176,072	0.23%
TLC Holdco LP	10/11/2019	103,961	77,153	0.01%
Toro Private Investments LP	03/19/2019	324,324	257,932	0.05%
Ultra Petroleum Corp	09/11/2020	214,740	681,565	0.13%
Ultra Resources, Inc., Class A	09/28/2020	1,266,765	1,929,755	0.37%
Total		$10,656,446	$13,652,118	2.62%

(m)	Non-income producing security.
(n)	The Fund's interest in this investment is held through a wholly-owned subsidiary of the Fund, GIACF Alternative Holdings, LLC, a Cayman Islands company formed to effect certain non-performing loan investments for the Fund.
(o)	Less than 0.005%.
(p)	Includes cash pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A..

See Notes to Consolidated Financial Statements.
38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Schedule of Investments
June 30, 2021 (Unaudited)

Common Abbreviations:

BBSY - Bank Bill Swap Bid Rate

CDOR - Canadian Dollar Offered Rate

CLO - Collateralized Loan Obligation

GmbH - German Company with limited liability

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

S.A. - Société Anonyme

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	08/11/21	USD	4,078,861	AUD	4,013,011	$65,850
Bank of New York Mellon	09/17/21	USD	5,037,388	CAD	4,912,717	124,671
Bank of New York Mellon	09/10/21	USD	10,341,625	EUR	10,224,319	117,306
Bank of New York Mellon	10/06/21	USD	48,140,666	EUR	48,134,139	6,527
						$314,354
Bank of New York Mellon	10/06/21	USD	12,918,147	GBP	12,936,903	$(18,756)
						$(18,756)
						$295,598

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	39

Consolidated Statement
Griffin Institutional Access Credit Fund	of Assets and Liabilities
June 30, 2021 (Unaudited)

ASSETS
Investments, at fair value (Cost $621,951,333)	$635,623,992
Cash	25,618,626
Receivable for investments sold	18,719,988
Receivable for shares sold	5,959,401
Cash collateral for credit facility	4,832,450
Interest receivable	3,989,657
Foreign currency, at value (Cost $2,552,216)	2,543,416
Deferred debt issuance cost (Note 7)	529,461
Unrealized appreciation on forward foreign currency contracts (Note 3)	314,354
Prepaid expenses and other assets	47,839
Total Assets	698,179,184
LIABILITIES
Payable for credit facility (Note 7)	125,345,325
Payable for investments purchased	42,060,306
Payable for distributions to shareholders	7,521,697
Payable for credit facility interest (Note 7)	542,472
Payable for investment advisory fees (Note 3)	241,823
Payable for audit and tax fees	188,276
Payable for administration fees (Note 4)	183,833
Payable for credit facility unfunded commitment fee (Note 7)	117,900
Payable for custody fees	78,616
Payable for distribution fees (Note 4)	44,078
Payable for shareholder servicing fees (Note 4)	32,979
Payable for compliance service fees (Note 4)	32,566
Payable for trustees' fees (Note 4)	31,750
Payable for legal fees	27,732
Unrealized depreciation on forward foreign currency contracts (Note 3)	18,756
Accrued expenses and other liabilities	399,810
Total Liabilities	176,867,919
NET ASSETS	$521,311,265
NET ASSETS CONSIST OF
Paid-in capital	$520,141,004
Total distributable earnings	1,170,261
NET ASSETS	$521,311,265

See Notes to Consolidated Financial Statements.
40	1.888.926.2688 | www.griffincapital.com

Consolidated Statement
Griffin Institutional Access Credit Fund	of Assets and Liabilities
June 30, 2021 (Unaudited)

PRICING OF SHARES
Class A:
Net asset value	$24.59
Net assets	$82,856,278
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,369,485
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.09
Class C:
Net asset value and maximum offering price	$24.59
Net assets	$69,180,158
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,813,144
Class I:
Net asset value and maximum offering price	$24.59
Net assets	$335,069,406
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	13,625,345
Class L:
Net asset value	$24.58
Net assets	$12,343,107
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	502,091
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$25.67
Class F:
Net asset value and maximum offering price	$24.60
Net assets	$21,862,316
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	888,869

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	41

Griffin Institutional Access Credit Fund	Consolidated Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)
INVESTMENT INCOME
Interest income	$17,701,919
Dividend Income	173,430
Total Investment Income	17,875,349

EXPENSES
Investment advisory fees (Note 4)	4,418,633
Administration fees (Note 4)	385,800
Transfer agency fees (Note 4)	110,766
Shareholder servicing fees (Note 4):
Class A	99,114
Class C	80,127
Class L	12,858
Distribution fees (Note 4):
Class C	240,379
Class L	12,858
Credit facility interest expense (Note 7)	542,472
Legal fees	380,858
Audit and tax fees	132,726
Credit facility unfunded commitment fee (Note 7)	117,900
Reports to shareholders and printing fees	103,010
Compliance service fees (Note 4)	102,584
Trustees' fees (Note 4)	67,000
Custody fees	62,431
State registration fees	39,102
Amortization of debt issuance costs (Note 7)	33,670
Insurance fees	28,381
Income tax expense	20,557
Other expenses	115,379
Total Expenses	7,106,605
Fees waived/expenses reimbursed by Adviser (Note 4)	(3,355,728)
Net Expenses	3,750,877
Net Investment Income	14,124,472
NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS, TOTAL RETURN SWAPS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
Net realized gain on investments	5,472,555
Net realized gain on total return swap contracts	3,623,537
Net realized gain on forward foreign currency transactions	4,115
Net realized gain on foreign currency translation	111,614
Net realized gain	9,211,821
Net change in unrealized appreciation on investments	2,355,535
Net change in unrealized depreciation on total return swap contracts	(1,740,340)
Net change in unrealized appreciation on forward foreign currency transactions	1,420,971
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	58,072
Net change in unrealized appreciation	2,094,238
NET REALIZED LOSS AND UNREALIZED APPRRECIATION ON INVESTMENTS, TOTAL RETURN SWAPS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	11,306,059
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,430,531

See Notes to Consolidated Financial Statements.
42	1.888.926.2688 | www.griffincapital.com

Consolidated Statements
Griffin Institutional Access Credit Fund	of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
OPERATIONS:
Net investment income	$14,124,472	$22,642,906
Net realized gain/(loss)	9,211,821	(20,339,270)
Net change in unrealized appreciation	2,094,238	12,271,384
Net Increase in Net Assets Resulting from Operations	25,430,531	14,575,020
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(2,480,528)	(4,548,252)
Class C
From distributable earnings	(2,006,233)	(3,514,776)
Class I
From distributable earnings	(9,396,697)	(15,797,435)
Class L
From distributable earnings	(371,942)	(506,895)
Class F
From distributable earnings	(692,323)	(1,464,078)
Total Distributions to Shareholders	(14,947,723)	(25,831,436)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	10,048,978	24,252,680
Distributions reinvested	1,356,256	2,250,493
Shares redeemed (Note 8)	(11,720,106)	(6,875,941)
Exchanged out	(368,006)	(1,996,649)
Class C
Shares sold	8,048,444	17,286,912
Distributions reinvested	844,672	1,565,614
Shares redeemed (Note 8)	(3,183,695)	(3,387,260)
Exchanged out	(829,849)	(695,624)
Class I
Shares sold	76,549,724	106,478,079
Distributions reinvested	3,944,273	6,223,157
Shares redeemed (Note 8)	(32,906,927)	(65,399,571)
Exchanged in	1,557,746	2,823,458
Class L
Shares sold	837,508	5,929,447
Distributions reinvested	179,181	262,833
Shares redeemed (Note 8)	(279,112)	(59,546)
Exchanged out	(260,501)	(131,185)
Class F
Distributions reinvested	64,246	206,017
Shares redeemed (Note 8)	(1,597,021)	(2,251,552)
Exchanged out	(99,390)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	52,186,421	86,481,362
Net increase in net assets	62,669,229	75,224,946
NET ASSETS:
Beginning of year	458,642,036	383,417,090
End of year	$521,311,265	$458,642,036

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	43

Consolidated Statements
Griffin Institutional Access Credit Fund	of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	3,398,258	2,648,784
Shares sold	412,427	1,035,770
Distributions reinvested	55,514	99,688
Shares redeemed (Note 8)	(481,555)	(298,718)
Exchanged out	(15,159)	(87,266)
Net increase/(decrease) in shares outstanding	(28,773)	749,474
Ending shares	3,369,485	3,398,258
Class C
Beginning shares	2,613,584	1,971,838
Shares sold	329,679	749,031
Distributions reinvested	34,572	70,005
Shares redeemed (Note 8)	(130,710)	(146,721)
Exchanged out	(33,981)	(30,569)
Net increase in shares outstanding	199,560	641,746
Ending shares	2,813,144	2,613,584
Class I
Beginning shares	11,610,519	9,517,341
Shares sold	3,140,623	4,568,601
Distributions reinvested	161,398	276,586
Shares redeemed (Note 8)	(1,351,088)	(2,875,615)
Exchanged in	63,893	123,606
Net increase in shares outstanding	2,014,826	2,093,178
Ending shares	13,625,345	11,610,519
Class L
Beginning shares	482,514	222,486
Shares sold	34,384	256,706
Distributions reinvested	7,336	11,677
Shares redeemed (Note 8)	(11,445)	(2,584)
Exchanged out	(10,698)	(5,771)
Net increase in shares outstanding	19,577	260,028
Ending shares	502,091	482,514
Class F
Beginning shares	955,874	1,042,940
Distributions reinvested	2,635	9,472
Shares redeemed (Note 8)	(65,581)	(96,538)
Exchanged out	(4,059)	–
Net decrease in shares outstanding	(67,005)	(87,066)
Ending shares	888,869	955,874

See Notes to Consolidated Financial Statements.
44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$25,430,531
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(482,557,627)
Proceeds from sale of investments	278,217,828
Net realized gain on investments	(5,472,555)
Net realized gain on foreign currency transactions	(4,115)
Net change in unrealized appreciation(depreciation) on investments	(2,355,535)
Net unrealized depreciation on total return swap contracts	1,740,340
Net unrealized depreciation on forward foreign currency contracts	(1,420,971)
Amortization and accretion of discounts and premiums, net	(1,257,875)
Amortization of debt issuance costs	33,670
PIK dividends and interest	(162,823)
Change in operating assets and liabilities:
Interest receivable	344,556
Prepaid expenses and other assets	15,417
Payable for investment advisory fees	172,348
Payable for distribution fees	2,620
Payable for shareholder servicing fees	870
Payable for transfer agency fees	(27,025)
Payable for credit facility interest	542,472
Payable for credit facility unfunded commitment	117,900
Payable for administration fees	29,187
Payable for trustees' fees	(2,000)
Payable for legal fees	13,175
Payable for audit and tax fees	(115,224)
Payable for custody fees	15,281
Payable for compliance service fees	(50,764)
Payable to broker on total return swaps	(105,706)
Payable for income tax expense	(63,113)
Accrued expenses and other liabilities	101,431
Net cash used in operating activities	(186,817,707)

Financing Activities:
Credit facility borrowings	125,345,325
Deferred debt issuance cost	(563,131)
Proceeds from shares sold	92,394,682
Cost of shares redeemed	(49,686,861)
Distributions paid to shareholders	(7,930,318)
Net cash provided by financing activities	159,559,697
Effect of exchange rates on cash	(16,684)

Cash and cash equivalents, beginning of period	$60,269,186
Cash and cash equivalents, end of period	$32,994,492

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$6,388,628

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	27,954,679
Cash collateral for total return swaps	32,314,507
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND
LIABILITIES
Cash	28,162,042
Cash collateral for credit facility	4,832,450

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	45

Consolidated
Griffin Institutional Access Credit Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.06		$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.72		1.28		1.59		1.52		0.92
Net realized and unrealized gain/(loss)	0.57		(0.65)		1.01		(1.27)		0.16
Total from investment operations	1.29		0.63		2.60		0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(0.76)		(1.46)		(1.72)		(1.54)		(0.78)
Total distributions	(0.76)		(1.46)		(1.72)		(1.54)		(0.78)

Net increase/(decrease) in net asset value	0.53		(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$24.59		$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	5.40%		3.16%		11.04%		0.93%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$82,856		$81,766		$65,930		$31,350		$14,581
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.04	%(d)	2.79%		2.97%		3.32%		5.15	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.57	%(d)(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.92	%(d)	5.59%		6.45%		6.09%		4.86	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.76	%(d)	2.79%		2.97%		3.32%		0	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.29	%(d)(f)	1.25	%(f)	0.54	%(f)	0	%(g)	4.86	%(d)(g)

Portfolio turnover rate(h)	55%		98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.

See Notes to Consolidated Financial Statements.
46	1.888.926.2688 | www.griffincapital.com

Consolidated
Griffin Institutional Access Credit Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to June 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	47

Consolidated
Griffin Institutional Access Credit Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.06		$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.71		1.28		1.58		1.52		0.91
Net realized and unrealized gain/(loss)	0.58		(0.65)		1.02		(1.27)		0.17
Total from investment operations	1.29		0.63		2.60		0.25		1.08

DISTRIBUTIONS:
From net investment income(b)	(0.76)		(1.46)		(1.72)		(1.54)		(0.78)
Total distributions	(0.76)		(1.46)		(1.72)		(1.54)		(0.78)

Net increase/(decrease) in net asset value	0.53		(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$24.59		$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	5.40%		3.16%		11.04%		0.94%		4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$69,180		$62,889		$49,083		$18,091		$6,681
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.79	%(d)	3.54%		3.73%		4.07%		6.25	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.57	%(d)(f)	1.25	%(f)	0.56	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.92	%(d)	5.59%		6.41%		6.12%		4.83	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.51	%(d)	3.54%		3.73%		4.07%		6.25	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.29	%(d)(f)	1.25	%(f)	0.56	%(f)	0	%(g)	0	%(d)(g)

Portfolio turnover rate(h)	55%		98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.

See Notes to Consolidated Financial Statements.
48	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class C	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to June 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	49

Consolidated
Griffin Institutional Access Credit Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.06		$24.89		$24.01		$25.30		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.71		1.28		1.59		1.52		0.90
Net realized and unrealized gain/(loss)	0.58		(0.65)		1.01		(1.27)		0.19
Total from investment operations	1.29		0.63		2.60		0.25		1.09

DISTRIBUTIONS:
From net investment income(b)	(0.76)		(1.46)		(1.72)		(1.54)		(0.79)
Total distributions	(0.76)		(1.46)		(1.72)		(1.54)		(0.79)

Net increase/(decrease) in net asset value	0.53		(0.83)		0.88		(1.29)		0.30
Net asset value, end of period	$24.59		$24.06		$24.89		$24.01		$25.30
TOTAL RETURN(c)	5.40%		3.16%		11.04%		0.95%		4.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$335,069		$279,376		$236,901		$118,119		$42,593
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.79	%(d)	2.54%		2.72%		3.07%		5.62	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.57	%(d)(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(g)
Ratio of net investment income to average net assets	5.91	%(d)	5.60%		6.44%		6.12%		4.78	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.51	%(d)	2.54%		2.72%		3.07%		5.62	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.29	%(d)(f)	1.25	%(f)	0.54	%(f)	0	%(g)	0	%(d)(g)

Portfolio turnover rate(h)	55%		98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The gross expense ratio included non-recurring organizational costs.

See Notes to Consolidated Financial Statements.
50	1.888.926.2688 | www.griffincapital.com

Consolidated
Griffin Institutional Access Credit Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(f)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to June 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	51

Consolidated
Griffin Institutional Access Credit Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period September 5, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.05		$24.89		$24.01		$25.30		$25.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.71		1.28		1.57		1.53		0.40
Net realized and unrealized gain/(loss)	0.58		(0.66)		1.03		(1.28)		0.06
Total from investment operations	1.29		0.62		2.60		0.25		0.46

DISTRIBUTIONS:
From net investment income(b)	(0.76)		(1.46)		(1.72)		(1.54)		(0.37)
Total distributions	(0.76)		(1.46)		(1.72)		(1.54)		(0.37)

Net increase/(decrease) in net asset value	0.53		(0.84)		0.88		(1.29)		0.09
Net asset value, end of period	$24.58		$24.05		$24.89		$24.01		$25.30
TOTAL RETURN(c)	5.40%		3.13%		11.05%		0.94%		1.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,343		$11,606		$5,537		$1,831		$520
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.22	%(d)	3.05%		3.19%		3.45%		4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.57	%(d)(e)	1.25	%(e)	0.59	%(e)	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.92	%(d)	5.58%		6.38%		6.14%		4.88	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.94	%(d)	3.05%		3.19%		3.45%		4.17	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.29	%(d)(e)	1.25	%(e)	0.59	%(e)	0	%(f)	0	%(d)(f)

Portfolio turnover rate(g)	55%		98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.
52	1.888.926.2688 | www.griffincapital.com

Consolidated
Griffin Institutional Access Credit Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to June 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	53

Consolidated
Griffin Institutional Access Credit Fund – Class F	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2021 (Unaudited)		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period September 25, 2017 (Commencement of Operations) to December 31, 2017
Net asset value, beginning of year	$24.07		$24.90		$24.01		$25.30		$25.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.72		1.28		1.63		1.50		0.32
Net realized and unrealized gain/(loss)	0.57		(0.65)		0.97		(1.26)		0.03
Total from investment operations	1.29		0.63		2.60		0.24		0.35

DISTRIBUTIONS:
From net investment income(b)	(0.76)		(1.46)		(1.71)		(1.53)		(0.30)
Total distributions	(0.76)		(1.46)		(1.71)		(1.53)		(0.30)

Net increase/(decrease) in net asset value	0.53		(0.83)		0.89		(1.29)		0.05
Net asset value, end of period	$24.60		$24.07		$24.90		$24.01		$25.30
TOTAL RETURN(c)	5.39%		3.15%		11.06%		0.91%		1.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$21,862		$23,004		$25,965		$26,843		$38,254
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.79	%(d)	2.54%		2.70%		3.03%		3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.57	%(d)(e)	1.25	%(e)	0.43	%(e)	0	%(f)	0	%(f)
Ratio of net investment income to average net assets	5.93	%(d)	5.60%		6.58%		5.99%		4.85	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.51	%(d)	2.54%		2.70%		3.03%		3.27	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.29	%(d)(e)	1.25	%(e)	0.43	%(e)	0	%(f)	0	%(d)(f)

Portfolio turnover rate(g)	55%		98%		72%		56%		48%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.
54	1.888.926.2688 | www.griffincapital.com

Consolidated
Griffin Institutional Access Credit Fund – Class F	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to June 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	The Adviser voluntarily absorbed all of the operating expenses of the Fund during the period. In the absence of the election by the Fund's investment adviser to bear all of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(g)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | June 30, 2021	55

Consolidated
Griffin Institutional Access Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

Information about the Fund's senior securities as of June 30, 2021 is shown in the following table:

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period April 3, 2017 (Commencement of Operations) to December 31, 2017
Citi Credit Facility Total Amount Outstanding (000's)	$125,345	N/A	N/A	N/A	N/A
Asset Coverage Per $1,000 of Citi Credit Facility Outstanding(a)	$5,163	N/A	N/A	N/A	N/A

(a)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Citi Credit Facility) from the Fund’s total assets and dividing by the total amount outstanding on the Citi Credit Facility. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Citi Credit Facility Outstanding."

See Notes to Consolidated Financial Statements.
56	1.888.926.2688 | www.griffincapital.com

Notes to Consolidated
Griffin Institutional Access Credit Fund	Financial Statements
June 30, 2021 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”), and BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, LP, serves as the Fund’s sub-adviser. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations (“CLOs”), and other fixed-income and fixed-income related securities. The portfolio may consist of high yield bonds, bank loans, equity securities, CLOs, and direct lending investments, which may include senior direct lending (“SDL”) as well as subordinate and unitranche direct lending. The Fund may also acquire warrants and other equity interests through its direct lending activities. The portfolio may also consist of, to a lesser extent, special situations investments such as non-performing loans (“NPLs”). In pursuing its investment objective, the Fund may also directly or indirectly invest in derivative investments.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F Shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class A and L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C and Class I shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. An affiliate of the Adviser owns shares in the Fund representing 1.78% of net asset value.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of GIACF Alternative Holdings, LLC – GIACF Alternative Holdings, LLC, (the “NPL Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on September 18, 2018. The NPL Subsidiary acts as an investment vehicle for the Fund in order to effect certain NPL investments for the Fund. The Fund is the managing and sole member of the NPL Subsidiary pursuant to a limited liability company operating agreement. As a wholly-owned subsidiary of the Fund, the financial results of the NPL Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the NPL Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The NPL Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the NPL Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the NPL Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Semi-Annual Report | June 30, 2021	57

Notes to Consolidated
Griffin Institutional Access Credit Fund	Financial Statements
June 30, 2021 (Unaudited)

Consolidation of CRDTX SPV I, LLC – CRDTX SPV I, LLC (the "Financing Subsidiary"), a Delaware Limited Liability Company and wholly-owned subsidiary of the Fund, was formed on November 27, 2018. Previously, CRDTX SPV I, LLC, on behalf of the Fund, entered into a series of single-asset total return swaps on individual bank loans (the "Swaps") with Citibank, N.A. as counterparty. CRDTX SPV I, LLC terminated the Swaps on March 30, 2021 and concurrently entered into a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. As a wholly-owned subsidiary of the Fund, the financial results of CRDTX SPV I, LLC are included in the consolidated financial statements and financial highlights of the Fund. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

Single-Asset Subsidiaries – Certain investments of the Fund will be held in single-asset subsidiaries controlled by the Fund (the “Single-Asset Subsidiaries”). The Single-Asset Subsidiaries are generally formed as needed to hold a particular equity investment obtained in private transactions. The financial statements of the Single-Asset Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. The equity holdings of the Single-Asset Subsidiaries are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund will generally consolidate any wholly-owned or controlled subsidiary. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its wholly-owned and controlled subsidiaries.

Security Valuation – The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Portfolio securities held by the Fund are valued at their current market values determined on the basis of market or dealer quotations from independent pricing services approved by the Board. If market or dealer quotations are not readily available or deemed unreliable, the Board will determine in good faith, the fair value of such securities. For securities that are fair valued in ordinary course of Fund operations, the Board has delegated the day-to-day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

58	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2021:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$261,843,000	$152,665,910	$414,508,910
Corporate Bonds	–	140,036,282	1,945,233	141,981,515
Convertible Corporate Bonds	–	1,235,760	–	1,235,760
Collateralized Loan Obligations	–	64,245,689	–	64,245,689
Equity Interest	1,176,072	2,308,588	10,167,458	13,652,118
Total	$1,176,072	$469,669,319	$164,778,601	$635,623,992
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$314,354	$–	$314,354
Liabilities:
Forward Foreign Currency Contracts	–	(18,756)	–	(18,756)
Total	$–	$295,598	$–	$295,598

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

Semi-Annual Report | June 30, 2021	59

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Collateralized Loan Obligations	Equity Interest	Total
Balance as of December 31, 2020	$100,972,457	$1,914,601	$712,500	$7,054,491	$110,654,049
Accrued Discount/Premium	313,931	7,335	71	–	321,337
Realized Gain/(Loss)	876,225	–	40,504	12,420	929,149
Change in Unrealized Appreciation/(Depreciation)	232,986	23,297	–	1,119,781	1,376,064
Purchases	66,030,601	–	–	2,667,055	68,697,656
Sales Proceeds	(18,724,906)	–	(753,075)	(423,054)	(19,901,035)
Transfer into Level 3	11,617,558	–	–	–	11,617,558
Transfer out of Level 3	(8,652,942)	–	–	(263,235)	(8,916,177)
Balance as of June 30, 2021	$152,665,910	$1,945,233	$–	$10,167,458	$164,778,601
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2021	$(618,136)	$23,297	$–	$1,049,585	$454,746

The following is a reconciliation for the six months ended June 30, 2021 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Swap Contracts
Balance as of December 31, 2020	$95,095
Change in Unrealized Appreciation/(Depreciation)	–
Purchases	–
Sales Proceeds	(95,095)
Transfers Out of Level 3	–
Balance as of June 30, 2021	$–
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments held at June 30, 2021	$–

60	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2021:

Quantitative Information about Level 3 Fair Value Measurements

				Range
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Bank Loans	$94,757,635	Yield Analysis	Market Yield	4.17%	16.56%	8.50%
Bank Loans	29,499,905(b)	Third Party Pricing Service	Broker Quote(a)	$96.50	$111.00	$100.38
Bank Loans	19,014,645(c)	Purchase Price	Purchase Price(a)	$97.00	$100.00	$97.78
Bank Loans	4,660,788	Enterprise Value Analysis	EBITDA Multiple	7.70x	7.70x	7.70x
Bank Loans	2,212,221	Recovery Analysis	Recovery Rate	9.92%	137.50%	83.05%
Bank Loans	1,701,520	Pending Transaction	Redemption Price(a)	$101.00	$101.00	$101.00
Bank Loans	819,196	Discounted Cash Flows	Discount Rate	10.00%	10.00%	10.00%
Corporate Bond	1,945,233	Discounted Cash Flows	Discount Rate	8.07%	8.07%	8.07%
Equity Interests	4,699,448	Discounted Cash Flows	Discount Rate	10.00%	14.85%	13.69%
Equity Interests	2,541,678	Enterprise Value Analysis	EBITDA Multiple	5.25x	13.0x	8.75x
Equity Interests	1,562,367(c)	Purchase Price	Purchase Price(a)	$0.00	$1.00	$1.00
Equity Interests	687,235	Third Party Pricing Service	Broker Quote(a)	$4.50	$36.50	$36.24
Equity Interests	676,730	Pending Transaction	Redemption Price(a)	$100.00	$100.00	$100.00
Total	$164,778,601

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Yield	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
Recovery Rate	Increase	Decrease

(a)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single source broker quotations from pricing services and prior or pending transactions).
(b)	Includes investments held at CRDTX SPV I, LLC, a wholly-owned subsidiary of the Fund, and are pledged as collateral for a secured revolving credit facility.
(c)	Investments acquired during the quarter ended June 30, 2021.

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of June 30, 2021. The valuation techniques utilized by the Fund included enterprise value analysis, discounted cash flows analysis, yield analysis, and recovery analysis. The enterprise value analysis measures fair value of a portfolio company based upon an assessment of multiples such as EBITDA or revenue that are typically determined through review of market comparable transactions and publicly traded comparable companies. Such multiples are subsequently applied to the underlying portfolio company financial multiple, generally EBITDA or revenue, to estimate enterprise value. Total enterprise value is first allocated to the debt holders and then allocated across the capital structure reflecting applicable rights and preferences of the remaining equity securities to determine fair value of certain of the Fund’s equity interests. The significant unobservable input used in the enterprise value analysis is generally the EBITDA or revenue multiple. The Fund also utilized the discounted cash flows analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The yield analysis technique measures fair value of an investment based upon an assessment of expected market yields of other businesses of similar size in the same industry which are used to establish a discount rate. Future cash flows are then discounted back to present value using the discount rate to determine fair value of certain of the Fund’s debt investments. The significant unobservable input used in the yield analysis is yield. The recovery analysis is utilized when there is insufficient enterprise value coverage for the portfolio company’s debt. The recovery analysis measures fair value of a debt investment by adding the portfolio company’s cash to its enterprise value to determine distributable value available to debt holders. Remaining proceeds available for each tranche of debt, based on priority, are then divided by the par of the debt. The significant unobservable input used in the recovery analysis is typically the EBITDA multiple or recovery rate.

Generally, new investments not valued by a third-party pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. The Fair Value Pricing Committee subsequently determines the application of a fair value methodology at the next valuation date. The Fair Value Pricing Committee will convene if there has been a material change to the applicable portfolio company between the time of investment and the next valuation date.

Semi-Annual Report | June 30, 2021	61

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

The carrying and fair value of the Fund's debt obligation as of June 30, 2021 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $125,345,325.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the six months ended June 30, 2021, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At June 30, 2021, the Fund had $12,737,631 at par value in unfunded loan commitments.

62	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of June 30, 2021, the aggregate value of those securities was $2,398,000 representing 0.46% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest of receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the six months ended June 30, 2021 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Semi-Annual Report | June 30, 2021	63

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Fair values of forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities as of June 30, 2021, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$314,354	Unrealized depreciation on forward foreign currency contracts	$(18,756)
Total		$314,354		$(18,756)

For the six months ended June 30, 2021, the average monthly notional value of forward foreign currency contracts and total return swap contracts was $67,229,782 and $44,825,855, respectively.

The effect of forward foreign currency contracts and total return swap contracts on the Consolidated Statement of Operations for the six months ended June 30, 2021:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$4,115	Change in unrealized appreciation/ (depreciation) on forward foreign currency contracts	$1,420,971
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swaps	3,623,537	Change in unrealized appreciation/ (depreciation) on total return swaps	(1,740,340)
Total		$3,627,652		$(319,369)

4.   ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser ("Sub-Advisory Agreement"). The Adviser has agreed to pay the Sub-Adviser as compensation under the Investment Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.75%
$250M to $500M	0.65%
$500M to $1B	0.60%
Over $1B	0.55%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until April 30, 2022, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets, 2.35% per annum of Class I average daily net assets, 2.85% per annum of Class L average daily net assets and 1.85% per annum of Class F average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date such expenses were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded. The operating expenses absorbed by the Adviser that limit each share class’ operating expenses to the contractual limitations provided above are recoupable except that fees waived and Fund expenses paid or absorbed with respect to Class F assets will not be repaid or reimbursed.

64	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

In addition to the Expense Limitation Agreement described above, the Adviser voluntarily waived or absorbed all of the operating expenses of the Fund from the commencement of Fund operations until August 25, 2019. Operating expenses voluntarily waived or absorbed by the Adviser during the aforementioned period are not subject to recoupment by the Adviser. For the period of August 26, 2019 to April 30, 2021, the Adviser has voluntarily waived or absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to June 30, 2021, the Adviser has voluntarily waived or absorbed operating expenses of the Fund in excess of 1.375% of net assets. For these periods, operating expenses voluntarily waived or absorbed by the Adviser in excess of 1.25% or 1.375% of net assets, respectively, and below the contractual share class expense limitations are not subject to recoupment by the Adviser. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

During the six months ended June 30, 2021, fees waived and reimbursed expenses to the Fund by the Adviser totaled $3,355,728. The balance of recoupable expenses for the fund was as follows:

Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024
$537,136	$731,842	$365,671

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares and Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% and 0.25% of the Fund’s average daily net assets attributable to Class C shares and Class L shares, respectively, payable on a monthly basis. For the six months ended June 30, 2021, Class C shares and Class L shares incurred distribution fees of $240,379 and $12,858, respectively. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the six months ended June 30, 2021, Class A, Class C and Class L shares incurred shareholder servicing fees of $99,114, $80,127, and $12,858, respectively. Class I shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Semi-Annual Report | June 30, 2021	65

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Officer and Trustee Compensation

Each “non-interested” Trustee receives an annual retainer of $40,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending meetings and $500 per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Fund’s Audit Committee receives an additional $15,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and, with the exception of the Chief Compliance Officer, are not paid by the Fund for serving in such capacities.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$500,456,842	$284,601,076

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

The tax character of distributions paid for the fiscal year ended and December 31, 2020 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2020	$25,831,436	$–	$–

As of June 30, 2021, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$20,354,277	$(6,524,455)	$13,829,822	$622,089,768

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, wash sales, forward contracts and passive foreign investment companies.

7. CREDIT FACILITY

The Fund and the Fund's consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings. The Citi Credit Facility allows the Financing Subsidiary to borrow up to $150 million and is secured by all of the assets held by the Financing Subsidiary.

Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of June 30, 2021, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

66	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

As of June 30, 2021, there was $125,345,325 outstanding under the Citi Credit Facility. The interest rate charged on the Citi Credit Facility is based on an applicable LIBOR rate (subject to a floor of 0%) plus spread ranging from 1.45% to 2.95% based on the applicable weighted average discount margin. The Citi Credit Facility also requires a commitment fee of between 0.35% and 1.75% per annum based on the unused portion.

For the period ended June 30, 2021, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows:

For the Six Months Ended June 30, 2021
Credit facility interest expense	$542,472
Credit facility unfunded commitment fee	$117,900
Amortization of debt issuance costs	$33,670
Total credit facility expense	$694,042
Average stated interest rate %	1.82%
Average outstanding balance	$113,916,292

8. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended June 30, 2021, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. All shareholder repurchase requests received by the Fund in good order were honored in their full amounts for the six months ended June 30, 2021.The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 29, 2020	March 29, 2021
Repurchase Request Deadline	February 9, 2021	May 6, 2021
Repurchase Pricing Date	February 9, 2021	May 6, 2021
Dollars Repurchased	$32,352,377	$17,334,484
Shares Repurchased	1,330,826	709,553

9. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Bank Loans Risk The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans. The Fund may utilize total return swaps for the purpose of gaining exposure to bank loans.

Semi-Annual Report | June 30, 2021	67

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

CLO Risk In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Credit Risk There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Cybersecurity Risk Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Debt Securities Risk When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

68	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Direct Origination Risk A portion of the Fund’s investment may be originated by certain affiliates of the Sub-Adviser, subject to the conditions of the Fund’s exemptive relief. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective. Additionally, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Foreign Exchange Rate Risk Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

High Yield Debt Risk A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Leveraging Risk The use of leverage, such as in connection with derivatives and borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. When the Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In an effort to limit leverage risk, the Fund will earmark assets determined to be liquid to cover its obligations under swap agreements.

LIBOR Risk Holdings of certain of the Fund’s underlying investments may be based on floating rates, such as LIBOR. The London Interbank Offered Rate, or LIBOR, is a benchmark that dictates daily interest rates on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2021. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined.

Semi-Annual Report | June 30, 2021	69

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Liquidity of Investments Risk The lack of an established, liquid secondary market for a certain portion of the Fund’s investments may have an adverse effect on the market value of the Fund’s investments and the Fund’s ability to dispose of them. Additionally, certain investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, Fund assets that are typically traded in a liquid market may become illiquid if the applicable trading market tightens. Therefore, no assurance can be given that the Fund can dispose of a particular investment at its prevailing fair value. A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund because they were acquired in a "private placement" or similar transaction or because the Fund is deemed to be an affiliate of the issuer of such securities. The Fund will be able to sell such securities only under applicable securities laws, which may permit only limited sales under specified conditions or subject the Fund to additional potential liability.

Medium and Small Capitalization Company Risk Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Sub-Adviser to sell at times and at prices that the Sub-Adviser believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mezzanine Securities Risk Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Non-Performing Loans Risk The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Pandemic Risk An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious diseases, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with properties, operations, productions, offices, and/or personnel in (or other exposure to) areas affected by diseases outbreaks may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious diseases will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak cannot be determined with certainty.

70	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Secured Debt Risk Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Structured Products Risk The Fund may invest in Collateralized Debt Obligations (“CDOs”) and other structured products, consisting of Collateralized Bond Obligations, Collateralized Loan Obligations (“CLOs”) and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Subordinated and Unsecured or Partially Secured Loans Risk The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Unitranche Debt Risk Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer's assets. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, the Fund will be the sole lender, or the Fund together with its affiliates will be the sole lender, of unitranche debt, which can provide the Fund with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Semi-Annual Report | June 30, 2021	71

Griffin Institutional Access Credit Fund	Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

Valuation of Private Investments Risk While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including certain Private Corporate Debt Investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. In connection with fair value determinations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, may provide the Board with valuations based upon certain inputs that take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

The Fund completed a quarterly repurchase offer on August 5, 2021, which resulted in 593,241 Fund shares being repurchased for $14,534,612. All shareholder repurchase requests received by the Fund in good order were honored in their full amounts.

Effective August 16, 2021, the Adviser voluntarily waives Fund expenses in excess of 1.50% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Previously, the Adviser had borne all of the operating expenses of the Fund and waived its entire management fee or a portion thereof.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

72	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Dividend Reinvestment Policy
June 30, 2021 (Unaudited)

The Fund will operate under a dividend reinvestment policy administered by DST Systems, Inc. (“Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Transfer Agent at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

Semi-Annual Report | June 30, 2021	73

Griffin Institutional Access Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements
June 30, 2021 (Unaudited)

Trustees Consideration and Approval of Continuation of Advisory Agreement with Griffin Capital Credit Advisor, LLC

Griffin Capital Credit Advisor, LLC (the “Adviser”) supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a meeting of the Fund’s Board of Trustees on March 9, 2021 the Trustees approved the continuation of the Investment Advisory Agreement for a one-year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided by the Adviser; (iv) the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Adviser’s finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision. The Independent Trustees were assisted by counsel throughout the Management Agreement review process. The Board relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement.

(i) The nature, extent, and quality of the services provided by the Adviser. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; and the level of commitment to the Fund and the Adviser by the principals of the Adviser. The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund, including, without limitation, the Adviser’s procedures for implementing the Fund’s strategy and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets, by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations, and other fixed-income and fixed-income related securities. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Fund’s principal officers are personnel of the Adviser, and its affiliates serve the Fund without additional compensation. The Board noted that the depth of experience of the personnel of the Adviser. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(ii) The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s positive performance since its inception. The Board acknowledged that the Fund overperformed both the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the since inception through January 31, 2021 period. The Board also noted that the Fund underperformed certain of the funds in its peer group for the since inception through January 31, 2021 period. In addition, the Board noted that the Fund had provided better risk-adjusted returns than the S&P/LSTA Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index, as well as many of the funds in the peer group, since inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(iii) The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds, but noted that other funds had externalized certain services that the Adviser provided as part of its management fee, and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Trustees noted that some funds in the peer group also charged a performance fee in addition to their management fee, which would likely make the aggregate fee paid to the investment adviser higher than that paid by the Fund in certain circumstances. The Board considered that certain other peer funds also utilized less laborious strategies.

74	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements
June 30, 2021 (Unaudited)

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which was still in effect, that limits the Fund’s annual operating expenses. They further noted that Fund expenses have continued to exceed the limitation amount and, thus, the Adviser has continued to waive some of its management fee. The Trustees also considered potential benefits for the Adviser in managing the Fund. Further, the Trustees noted that, to date, the Adviser had absorbed most of the Fund’s operating expenses, the majority of which could not be recouped.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv) The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund, and noted that the Adviser had not earned a profit and had paid most of the Fund’s operating expenses. The Board concluded that the Adviser’s profitability was not excessive.

(v) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangement with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders continue to benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Adviser begins receiving its full fee. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for the Fund.

Trustees Consideration and Approval of Continuation of Sub-Advisory Agreement with BCSF Advisors, LP.

BCSF Advisors, LP (“BCSF”) provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio pursuant to an Investment Sub-Advisory Agreement. BCSF is an affiliate of Bain Capital Credit, LP. At a meeting of the Fund’s Board of Trustees on March 9, 2021, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment Sub- Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by BCSF; (ii) the investment performance of the Fund and BCSF; (iii) the costs of the services provided by BCSF; (iv) the profits to be realized by BCSF and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. In deciding on whether to approve the renewal of the Investment Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(i) The nature, extent, and quality of the services provided by BCSF. The Trustees evaluated BCSF’s staffing, personnel, and methods of operating; the education and experience of BCSF’s personnel; BCSF’s compliance program, policies, and procedures; the financial condition of BCSF; and the level of commitment to the Fund and BCSF by the principals of BCSF. The Trustees discussed the financial stability of the firm. The Trustees considered the responsibilities of BCSF under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, BCSF’s procedures for implementing the Fund’s strategy and assuring compliance with the Fund’s investment objectives and limitations, subject to the oversight of the Adviser. The Trustees noted that BCSF supports the Adviser in seeking to achieve the Fund’s investment objective generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets, by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations, and other fixed-income and fixed-income related securities. The Board also noted that BCSF provided services to the Fund’s special purpose vehicles to invest in NPLs and participate in a total return swap. After reviewing the foregoing information and further information in the Sub-Adviser’s Memorandum (e.g., BCSF’s Form ADV and descriptions of BCSF’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by BCSF were satisfactory.

Semi-Annual Report | June 30, 2021	75

Griffin Institutional Access Credit Fund	Approval of Investment Advisor and Sub-Advisor Agreements
June 30, 2021 (Unaudited)

(ii) The investment performance of the Fund and BCSF. The Trustees discussed the performance of the Fund. The Trustees noted the Fund’s continued positive performance in the period since inception and recalled their deliberations relating to the Adviser. The Board noted that Adviser continued to be satisfied with BCSF’s performance and the data provided. After reviewing these considerations, the Board concluded that the investment performance of BCSF was satisfactory.

(iii) The costs of the services to be provided by BCSF. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for BCSF in managing the Fund. The Trustees noted that the Adviser paid the fee to BCSF out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services. The Trustees also considered the sub-advisory fee being charged to the Fund compared to other accounts managed by BCSF that had substantially similar strategies noting that the fee charged to the Fund was lower in some cases than that charged to the other accounts and higher in other cases. The Trustees determined that the differences in the structure and regulatory requirements between the Fund and the other accounts made any differences in the fees charged by BCSF reasonable. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to BCSF by the Fund were fair and reasonable in relation to the nature and quality of the services provided by BCSF and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv) The profits to be realized by BCSF and its affiliates from the relationship with the Fund. The Trustees reviewed BCSF’s profitability analysis in connection with its management of the Fund, and noted that the profit earned by BCSF from its relationship with the Fund was not unreasonable. The Board concluded that BCSF’s profitability was not excessive.

(v) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with BCSF and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to BCSF based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by BCSF.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement with BCSF.

76	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Additional Information
June 30, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Prior to May 30, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at http://www.sec.gov and may also be reviewed at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | June 30, 2021	77

Griffin Institutional Access Credit Fund	Service Providers
June 30, 2021 (Unaudited)

Investment Adviser

Griffin Capital Credit Advisor, LLC

Griffin Capital Plaza, 1520 East Grand Avenue, El Segundo, CA 90245

Investment Sub-Adviser

BCSF Advisors, LP

200 Clarendon Street, 37th Floor Boston, MA 02116

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard, Boston, MA 02210

Legal Counsel

Greenberg Traurig, LLP

Terminus 200, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305

Transfer Agent and DRIP Administrator

DST Systems, Inc.

330 W 9th Street, Kansas City, MO 64105

78	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Privacy Notice
June 30, 2021 (Unaudited)

NOTICE OF PRIVACY POLICY AND PRACTICES

The Griffin Institutional Access Credit Fund (the “Fund”) is committed to maintaining the confidentiality, integrity, and security of your nonpublic personal information (“NPI”). When you provide personal information, the Fund believes that you should be aware of policies utilized to protect the confidentiality of that information. The Fund needs to share your NPI to conduct everyday business. The following information is intended to help you understand what NPI we collect, how we protect your NPI from unauthorized access and why the Fund may share your NPI with other affiliated and non-affiliated parties.

The Fund collects the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and
•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

How does the Fund protect your nonpublic personal information?

To protect your personal information from unauthorized access and use, the Fund maintains physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI. These measures include computer safeguards and secured files and buildings.

What does the Fund do with your personal information?

The Fund does not permit use of your personal information for any joint marketing or non-business purpose. Further, the Fund does not permit the disclosure of your personal information to non-affiliated parties for marketing purposes. The Fund may, however, disclose your personal information to comply with regulatory requirements, court orders or other legal requirements.

Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated parties, except as permitted by applicable law or regulation and as described herein. The Fund may, for example, share NPI with personnel of the Fund’s investment adviser and affiliated broker-dealer which also serves as the Fund’s exclusive wholesale marketing agent. The Fund shares NPI with its affiliates for business purposes only in an effort to service your account(s) which includes, but is not limited to, assisting in processing your transactions, inquiring about your transactions and experience, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). The Fund’s affiliated parties that receive your NPI are required to protect your NPI, provide it only to personnel who need and use it solely for the purpose for which they received it. The Fund and its affiliated parties that receive your NPI maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Non-Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to non-affiliated third parties, except as permitted by applicable law or regulation and as described herein. The Fund may share NPI with non-affiliated service providers and their employees, including the Fund’s administrator, transfer agent, distributor, proxy solicitors and legal counsel, among others. The Fund shares NPI with its non-affiliated service providers to service your account(s) including, but not limited to, processing your transactions, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). These non-affiliated service providers are required to protect your NPI and use it solely for the purpose for which they received it. The non-affiliated service providers are required to maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Semi-Annual Report | June 30, 2021	79

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

© 2021 Griffin Institutional Access Credit Fund. All rights reserved.

GCC000618 | Exp. 08.31.22

CF-IU147500 (0821)

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:  September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:  September 3, 2021

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:  September 3, 2021